                                                                     Exhibit 4.1
                                                                    CONFIDENTIAL







                           COCA-COLA HBC FINANCE B.V.

                                                                         COMPANY

                                       AND

                    COCA-COLA HELLENIC BOTTLING COMPANY S.A.,

                                                                       GUARANTOR

                                       TO

                              THE BANK OF NEW YORK

                                                                         TRUSTEE

                          ----------------------------

                                    INDENTURE

                         Dated as of September 17, 2003

                          ----------------------------






                           Guaranteed Debt Securities

                                                                    CONFIDENTIAL


                           COCA-COLA HBC FINANCE B.V.,

                                       AND

                    COCA-COLA HELLENIC BOTTLING COMPANY S.A.

                                       TO

                              THE BANK OF NEW YORK

                    INDENTURE, DATED AS OF SEPTEMBER 17, 2003

                  Reference is made to the following provisions of the Trust Indenture Act of 1939, as amended, which establish certain duties and responsibilities of the Company and the Trustee which may not be set forth fully in this Indenture:

SECTION           SUBJECT
-------           -------
310(b)            Disqualifications of Trustee for conflicting interest

311               Preferential collection of claims of Trustee as creditor of Company

312(a)            Periodic filing of information by Company with Trustee

312(b)            Access of Securityholders to information

313(a)            Annual report of Trustee to Securityholders

313(b)            Additional reports of Trustee to Securityholders

314(a)            Reports by Company, including annual compliance certificate

314(c)            Evidence of compliance with conditions precedent

315(a)            Duties of Trustee prior to default

315(b)            Notice of default from Trustee to Securityholders

315(c)            Duties of Trustee in case of default

315(e)            Assessment of costs against litigating Securityholders in certain circumstances

316(a)            Directions and waivers by Securityholders in certain circumstances

316(b)            Prohibition of impairment of right of Securityholders to payment

316(c)            Right of Company to set record date for certain purposes

317(a)            Special powers of Trustee

318(a)            Provisions of Act to control in case of conflict

                                                                    CONFIDENTIAL


                           COCA-COLA HBC FINANCE B.V.

                                       AND

                    COCA-COLA HELLENIC BOTTLING COMPANY S.A.,

                                       TO

                              THE BANK OF NEW YORK

                 CERTAIN SECTIONS OF THIS INDENTURE RELATING TO

                   SECTIONS 310 THROUGH 318, INCLUSIVE, OF THE

                          TRUST INDENTURE ACT OF 1939:

 TRUST INDENTURE ACT                                                                    INDENTURE
       SECTION                                                                           SECTION
--------------------                                                                    ---------
Section 310(a)(1)      ..............................................................      609
           (a)(2)      ..............................................................      609
           (a)(3)      ..............................................................      Not Applicable
           (a)(4)      ..............................................................      Not Applicable
           (b)         ..............................................................      608
                       ..............................................................      610
Section 311(a)         ..............................................................      613
           (b)         ..............................................................      613
Section 312(a)         ..............................................................      701
                       ..............................................................      702
           (b)         ..............................................................      702
           (c)         ..............................................................      702
Section 313(a)         ..............................................................      703
           (b)         ..............................................................      703
           (c)         ..............................................................      703
           (d)         ..............................................................      703
Section 314(a)         ..............................................................      704
           (a)(4)      ..............................................................      105
                       ..............................................................      1005
           (b)         ..............................................................      Not Applicable
           (c)(1)      ..............................................................      105
           (c)(2)      ..............................................................      105
           (c)(3)      ..............................................................      Not Applicable
           (d)         ..............................................................      Not Applicable
           (e)         ..............................................................      105
Section 315(a)         ..............................................................      601
           (b)         ..............................................................      602
           (c)         ..............................................................      601
           (d)         ..............................................................      601
           (e)         ..............................................................      514
Section 316(a)         ..............................................................      105
           (a)(1)(A)   ..............................................................      502
                       ..............................................................      512
           (a)(1)(B)   ..............................................................      513
           (a)(2)      ..............................................................      Not Applicable

                                                                    CONFIDENTIAL

 TRUST INDENTURE ACT                                                                    INDENTURE
       SECTION                                                                           SECTION
--------------------                                                                    ---------
                       ..............................................................      508
           (c)         ..............................................................      107
Section 317(a)(1)      ..............................................................      503
           (a)(2)      ..............................................................      504
Section 318(a)         ..............................................................      110

-------------------
NOTE: THIS CROSS REFERENCE TABLE SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                                                                    CONFIDENTIAL



                                TABLE OF CONTENTS

                                   ----------

                                                                                                      Page
                                                                                                      ----
RECITALS.................................................................................................1

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......................................2

Section 101.     Definitions.............................................................................2
Section 102.     Other Definitions......................................................................10
Section 103.     Incorporation by Reference of Trust Indenture Act......................................11
Section 104.     Rules of Construction..................................................................11
Section 105.     Compliance Certificates and Opinions...................................................12
Section 106.     Form of Documents Delivered to Trustee.................................................13
Section 107.     Acts of Holders of Securities; Record Dates............................................13
Section 108.     Notices, Etc., to Trustee, the Company and the Guarantor...............................15
Section 109.     Notice to Holders of Securities; Waiver................................................16
Section 110.     Conflict with Trust Indenture Act......................................................16
Section 111.     Effect of Headings and Table of Contents...............................................17
Section 112.     Successors and Assigns.................................................................17
Section 113.     Separability Clause....................................................................17
Section 114.     Benefits of Indenture..................................................................17
Section 115.     Governing Law..........................................................................17
Section 116.     Saturday, Sundays and Legal Holidays...................................................17
Section 117.     Submission to Jurisdiction.............................................................17

ARTICLE TWO SECURITY FORMS..............................................................................19

Section 201.     Forms Generally........................................................................19
Section 202.     Form of Registered Security............................................................20
Section 203.     Form of Legend for Global Securities...................................................34
Section 204.     Form of Trustee's Certificate of Authentication........................................34
Section 205.     Text of Guarantee......................................................................34

ARTICLE THREE THE SECURITIES............................................................................38

Section 301.     Amount Unlimited; Issuable in Series...................................................38
Section 302.     Denominations..........................................................................41
Section 303.     Execution, Authentication, Delivery and Dating.........................................41
Section 304.     Temporary Securities...................................................................43
Section 305.     Registration, Registration of Transfer and Exchange....................................43
Section 306.     Transfer and Exchange..................................................................45
Section 307.     Mutilated, Destroyed, Lost and Stolen Securities.......................................55
Section 308.     Payment of Interest; Interest Rights Preserved.........................................56
Section 309.     Persons Deemed Owners..................................................................57
Section 310.     Cancellation...........................................................................58

-------------------
NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                                                                    CONFIDENTIAL

                                                                                                      Page
                                                                                                      ----
Section 311.     Computation of Interest................................................................58
Section 312.     CUSIP, ISIN and Common Code Numbers....................................................58

ARTICLE FOUR SATISFACTION AND DISCHARGE.................................................................59

Section 401.     Satisfaction and Discharge of Indenture................................................59
Section 402.     Application of Trust Money.............................................................60

ARTICLE FIVE REMEDIES...................................................................................61

Section 501.     Events of Default......................................................................61
Section 502.     Acceleration of Maturity; Rescission and Annulment.....................................63
Section 503.     Collection of Indebtedness and Suits for Enforcement by Trustee........................64
Section 504.     Trustee May File Proofs of Claim.......................................................64
Section 505.     Trustee May Enforce Claims Without Possession of Securities............................65
Section 506.     Application of Money Collected.........................................................65
Section 507.     Limitation on Suits....................................................................66
Section 508.     Unconditional Right of Holders to Receive Principal, Premium and Interest
                 and to Convert.........................................................................67
Section 509.     Restoration of Rights and Remedies.....................................................67
Section 510.     Rights and Remedies Cumulative.........................................................67
Section 511.     Delay or Omission Not Waiver...........................................................67
Section 512.     Control by Holders of Securities.......................................................67
Section 513.     Waiver of Past Defaults................................................................68
Section 514.     Undertaking for Costs..................................................................68
Section 515.     Waiver of Stay or Extension Laws.......................................................69

ARTICLE SIX THE TRUSTEE.................................................................................70

Section 601.     Certain Duties and Responsibilities....................................................70
Section 602.     Notice of Defaults.....................................................................70
Section 603.     Certain Rights of Trustee..............................................................70
Section 604.     Not Responsible for Recitals or Issuance of Securities.................................72
Section 605.     May Hold Securities....................................................................72
Section 606.     Money Held in Trust....................................................................73
Section 607.     Compensation and Reimbursement.........................................................73
Section 608.     Conflicting Interests..................................................................74
Section 609.     Corporate Trustee Required; Eligibility................................................74
Section 610.     Resignation and Removal; Appointment of Successor......................................74
Section 611.     Acceptance of Appointment by Successor.................................................76
Section 612.     Merger, Conversion, Consolidation or Succession to Business............................77
Section 613.     Preferential Collection of Claims Against Company......................................77
Section 614.     Appointment of Authenticating Agent....................................................77

-------------------
NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                                                                    CONFIDENTIAL

                                                                                                      Page
                                                                                                      ----
ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY.........................................81

Section 701.     Company and Guarantor to Furnish Trustee Names and Addresses of Holders................81
Section 702.     Preservation of Information; Communications to Holders.................................81
Section 703.     Reports by Trustee.....................................................................81
Section 704.     Reports by Company and the Guarantor...................................................82
Section 705.     Calculation of Original Issue Discount.................................................82

ARTICLE EIGHT CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE, TRANSFER OR LEASE; SUBSTITUTION.........83

Section 801.     Company or Guarantor May Consolidate, Etc., Only on Certain Terms......................83
Section 802.     Substitution of the Company on Certain Terms...........................................84
Section 803.     Successor Corporation Substituted......................................................84

ARTICLE NINE SUPPLEMENTAL INDENTURES....................................................................86

Section 901.     Supplemental Indentures Without Consent of Holders.....................................86
Section 902.     Supplemental Indentures with Consent of Holders........................................87
Section 903.     Execution of Supplemental Indentures...................................................88
Section 904.     Effect of Supplemental Indentures......................................................88
Section 905.     Conformity with Trust Indenture Act....................................................88
Section 906.     Reference in Securities to Supplemental Indentures.....................................89

ARTICLE TEN COVENANTS...................................................................................90

Section 1001.    Payment of Principal, Premium and Interest.............................................90
Section 1002.    Maintenance of Office or Agency........................................................90
Section 1003.    Money for Securities Payments to Be Held in Trust......................................91
Section 1004.    Negative Pledge........................................................................92
Section 1005.    Statement by Officers as to Default....................................................92
Section 1006.    Existence..............................................................................92
Section 1007.    Additional Amounts.....................................................................92
Section 1008.    Waiver of Certain Covenants............................................................94

ARTICLE ELEVEN REDEMPTION OF SECURITIES.................................................................96

Section 1101.    Applicability of Article...............................................................96
Section 1102.    Election to Redeem; Notice to Trustee..................................................96
Section 1103.    Selection by Trustee of Securities to Be Redeemed......................................96
Section 1104.    Notice of Redemption...................................................................97
Section 1105.    Deposit of Redemption Price............................................................98
Section 1106.    Securities Payable on Redemption Date..................................................98
Section 1107.    Securities Redeemed in Part............................................................98

-------------------
NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                                                                    CONFIDENTIAL

                                                                                                      Page
                                                                                                      ----
Section 1108.    Optional Redemption Due to Changes in Tax Treatment....................................99

ARTICLE TWELVE SINKING FUNDS...........................................................................101

Section 1201.    Applicability of Article..............................................................101
Section 1202.    Satisfaction of Sinking Fund Payments with Securities.................................101
Section 1203.    Redemption of Securities for Sinking Fund.............................................101

ARTICLE THIRTEEN.......................................................................................102

Section 1301.   Guarantee..............................................................................102

ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE....................................................105

Section 1401.    Company's Option to Effect Defeasance or Covenant Defeasance..........................105
Section 1402.    Defeasance and Discharge..............................................................105
Section 1403.    Covenant Defeasance...................................................................105
Section 1404.    Conditions to Defeasance or Covenant Defeasance.......................................106
Section 1405.    Deposited Money and U.S. Government Obligations to Be Held in Trust;
                 Miscellaneous Provisions..............................................................107
Section 1406.    Reinstatement.........................................................................108

TESTIMONIUM.............................................................................................90
SIGNATURES..............................................................................................90
ACKNOWLEDGMENTS.........................................................................................90

EXHIBITS

Exhibit A.        FORM OF CERTIFICATE OF TRANSFER                                                      A-1
Exhibit B.        FORM OF CERTIFICATE OF EXCHANGE                                                      B-1

-------------------
NOTE: THIS TABLE OF CONTENTS SHALL NOT, FOR ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                                                                    CONFIDENTIAL


                  INDENTURE, dated as of September 17, 2003, between COCA-COLA HBC FINANCE B.V., a corporation organized under the laws of The Netherlands, registered with the Chamber of Commerce and Industry in Amsterdam under no. 34154633, with its registered address at Herengracht 556, 1017CG Amsterdam, The Netherlands (the "Company"), COCA-COLA HELLENIC BOTTLING COMPANY S.A., a Greek societe anonyme with its principal executive office located at 9 Fragoklissias Street, 151 25 Maroussi, Athens, Greece (the "Guarantor") and THE BANK OF NEW YORK, a corporation duly organized and existing under the laws of the State of New York, as Trustee hereunder (the "Trustee").

                                    RECITALS

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

                  The Guarantor has duly authorized the execution and delivery of this Indenture, and the Guarantee set forth herein, to provide for the guarantee by it with respect to the Securities as set forth in this Indenture.

                  All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Securities, as follows:

                                                                    CONFIDENTIAL


                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.      Definitions.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Security, the rules and procedures of the Depositary with respect thereto that apply to such transfer or exchange.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

                  "Authorized Newspaper " means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place, which in New York will be the Wall Street Journal, if practicable, and in Luxembourg will be the Luxemburger Wort, if practicable. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                  "Board of Directors", when used with reference to the Company or the Guarantor, means either the board of directors of the Company or the Guarantor, as the case may be, or any committee of such board of the Company or the Guarantor, duly authorized to act for such board hereunder, as the case may be.

                  "Board Resolution", when used with reference to the Company or the Guarantor, as the case may be, means a copy of a resolution (including action by written consent in lieu of a board meeting) certified by any member of the Board of Directors or the Secretary or the Assistant Secretary, (if any) or any person duly appointed by the Board of Directors, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and in each case delivered to the Trustee.

                  "Broker-dealer" means any broker-dealer registered with the Commission under the Exchange Act.

                  "Business Day", when used with respect to any Place of Payment with respect to a series of Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking or trust institutions in that Place of Payment are authorized generally or obligated by law, regulation, or executive order to close.

                                                                    CONFIDENTIAL


                  "Capital Stock" means:

                  (1)      in the case of a corporation, corporate stock;

                  (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

                  (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

                  (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person,

but excluding any debt securities convertible into such equity securities.

                  "Certificated Security" means a certificated Security registered in the name of the Holder thereof and issued in accordance with
Section 306(a) hereof, substantially in the form set forth in Section 202 hereof except that such Security shall not bear the Global Security Legend and shall not have the "Schedule of Exchanges of Interests in the Global Security" attached thereto.

                  "Clearstream" means Clearstream Banking, societe anonyme or the successor to its securities clearance and settlement operations.

                  "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person. Company shall also mean any new issuer of Securities under this Indenture as contemplated by Section 901(1).

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company or of the Guarantor, in either case by a director thereof, or any other Person, duly authorized by Board Resolution (either directly or by authorized delegation) in respect thereto, attested by its general counsel, a deputy general counsel, its secretary or an assistant secretary and delivered to the Trustee.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at The Bank of New York, One Canada Square, London E14 5AL, United Kingdom, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by written notice to the Holders and the Company, or the

                                                                    CONFIDENTIAL


principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "Corporation" means a corporation, association, company, limited liability company, business trust or societe anonyme.

                  "Depositary" means, with respect to Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

                  "DTC" means The Depository Trust Company or its nominee.

                  "Euroclear" means Euroclear Bank S.A./N.V.

                  "Event of Default" has the meaning specified in Section 501.

                  "Exchange Act" means the United States Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

                  "Exchange Offer" has the meaning specified in the form of the face of each Registered Security set forth in Section 202.

                  "Exchange Security" means any Security issued by the Company pursuant to the Exchange Offer and any Private Exchange Security issued in a Private Exchange.

                  "Exchange Offer Registration Statement" has the meaning specified in the form of the face of each Registered Security set forth in
Section 202.

                  "Global Securities" means any Restricted Global Securities and any Unrestricted Global Securities, substantially in the form set forth in
Section 202 hereof issued hereunder.

                  "Global Security Legend" means the legend set forth in Section 203, which is required to be placed on all Global Securities of any series issued under this Indenture.

                  "Guarantee" means the guarantee of the Guarantor set forth in
Section 1301, or established to an indenture supplemental hereto, the text of which shall be endorsed on any Security authenticated and delivered pursuant to this Indenture.

                  "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

                  "Holder" means the Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means any (i) indebtedness for borrowed money,
(ii) indebtedness evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, including securities, (iii) any guarantee of indebtedness of others and (iv) any amendment, renewal,

                                                                    CONFIDENTIAL


extension, or refunding of any such indebtedness or guarantee, excluding, however, (i) advance payments by customers, vendors or distributors in the ordinary course of business for services or products to be provided or delivered in the future or (ii) deferred taxes.

                  "Indenture" means this instrument or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

                  "Indirect Participant" means a Person who holds a beneficial interest in a Global Security through a Participant.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

                  "Investment Company Act" means the United States Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

                  "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of Securities for use by such Holders in connection with an Exchange Offer.

                  "Material Subsidiary" means, at any time, a Subsidiary of the Guarantor whose net sales revenue (as determined in accordance with U.S. GAAP), calculated by reference to its latest audited financial statements, represents 7% or more of the consolidated net sales revenues of the Guarantor, calculated by reference to the latest audited consolidated financial statements of the Guarantor as prepared in accordance with U.S. GAAP;

provided that if a Subsidiary itself has subsidiaries, the reference above to the net sales revenues of the Subsidiary will be construed as a reference to the consolidated net sales revenues of the Subsidiary and its subsidiaries; and

provided, further, that any references above to the audited consolidated financials statements of any Subsidiary will be construed as references to the audited consolidated financial statements of such Subsidiary and its subsidiaries for the relevant financial period, or if such audited consolidated financial statements were not produced, to pro forma consolidated financial statements produced on the basis of the relevant audited financial statements of the Subsidiary and its subsidiaries; and

provided, further, that if any Subsidiary has been acquired or disposed of since the date at which the latest audited consolidated financial statements of the Guarantor were prepared, the financial statements of the Guarantor will be adjusted accordingly by the Guarantor in order to take into account the acquisition, or disposal of such subsidiary for purposes of the calculations described above.

                                                                    CONFIDENTIAL


                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Non-U.S. Person" means a Person who is not a U.S. Person.

                  "Officer's Certificate" means a certificate of the Company or the Guarantor, as the case may be, signed by any director or the Secretary or any person duly appointed in a Board Resolution of the Company or the Guarantor, as applicable, in each case delivered to the Trustee. The officer signing an Officer's Certificate given pursuant to Section 1005 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as the case may be.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company or the Guarantor, including an employee of the Company or the Guarantor.

                  "Original Securities" means Securities of any series that are not Exchange Securities.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                  "Outstanding", when used with respect to the Securities or any series of Securities means, as of the date of determination, all Securities or all Securities of such series, as the case may be, theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities as to which Defeasance has been effected pursuant to Section 1402; and

                  (iv) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

                                                                    CONFIDENTIAL


provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by
Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, (iii) if, as of such date, the principal amount payable at Stated Maturity of any Security is not determinable, the principal amount of such Security that shall be deemed to be Outstanding shall be the amount as specified or determined as contemplated by
Section 301, and (iv) Securities beneficially owned by the Company, the Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor, or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor, or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor, or of such other obligor.

                  "Participant" means, with respect to any Depositary, a Person who is a participant of or has an account with such Depositary, respectively (and, with respect to DTC, shall include Euroclear and Clearstream).

                  "Paying Agent" means any Person authorized by the Company or the Guarantor, as the case may be, to pay the principal of, any premium, or interest on or any other amounts with respect to any Securities on its behalf, which at the date of this Indenture is The Bank of New York in London, United Kingdom.

                  "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment" when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301, or if not so specified, as specified in Section 1002.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

                                                                    CONFIDENTIAL


                  "Private Placement Legend" means the legend set forth in
Section 202 to be placed on the form of a Restricted Global Security or Restricted Certificated Security.

                  "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Registered Security", means any Security which is issued in the registered form set forth in Section 202 and which is registered in the Security Register. For the avoidance of doubt, all of the Securities issuable under this Indenture are Registered Securities.

                  "Registrable Securities" has the meaning set forth in a Registration Rights Agreement.

                  "Registration Rights Agreement" has the meaning specified in the form of the face of each Registered Security set forth in Section 202.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

                  "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Regulation S Global Security" means a Global Security bearing the Private Placement Legend and deposited with or on behalf of the respective Depositary therefor and registered in the name of the respective Depositary therefor or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities of any series issued hereunder, initially sold in reliance on Rule 903 of Regulation S.

                  "Relevant Indebtedness" means any obligation (whether present or future, actual or contingent, secured or unsecured, as principal, surety or otherwise) which is represented by any notes, bonds, debentures, loan stocks, depositary receipts or other form of debt securities, which at its date of issue is, or is intended by the Issuer, the Guarantor or any Material Subsidiary to become, quoted, listed or ordinarily dealt in on any stock exchange, over-the-counter or other similar organized securities markets, in any case other than any advances by banks and/or other lending institutions.

                  "Restricted Certificated Security" means a Certificated Security bearing the Private Placement Legend.

                  "Restricted Global Security" means a Global Security bearing the Private Placement Legend.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust administration department of the Trustee (or any successor group of the Trustee), or any other officer of the Trustee who customarily performs functions

                                                                    CONFIDENTIAL


similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "Rule 144A Global Security" means a Global Security bearing the Global Security Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the respective Depositary therefor or its nominee, issued in a denomination equal to the outstanding principal amount of the Securities of any series issued hereunder, initially sold in reliance on Rule 144A.

                  "SEC Registered Securities" means the Registrable Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective successor Securities.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

                  "Shelf Registration Statement" has the meaning specified in the form of the face of each Registered Security set forth in Section 202.

                  "Special Interest" has the meaning set forth in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Special Interest.

                  "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means, with respect to any specified Person:

                  (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

                                                                    CONFIDENTIAL


                  (2) any partnership (a) the sole general partner or the managing general partner of which is that Person or a Subsidiary of such Person, or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or a combination thereof).

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series; provided that the Trustee shall not be the Company, the Guarantor, any Material Subsidiary of the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or any Material Subsidiary of the Guarantor or any other obligor.

                  "Trust Indenture Act" means the United States Trust Indenture Act of 1939 as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed, and as amended thereafter from time to time.

                  "United States" means the United States of America (including the States and the District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

                  "Unrestricted Certificated Security" means a Certificated Security that does not bear and is not required to bear the Private Placement Legend.

                  "Unrestricted Global Security" means a Global Security that does not bear and is not required to bear the Private Placement Legend.

                  "U.S. GAAP" means accounting principles generally accepted in the United States.

                  "U.S. Person" means a U.S. Person as defined in Rule 902 under the Securities Act.

Section 102.      Other Definitions.

                                                                                                Defined in
        Term                                                                                      Section
        ----                                                                                    ----------
        "Act"...............................................................................        107
        "Comparable Treasury Issue".........................................................        202
        "Comparable Treasury Price".........................................................        202
        "Covenant Defeasance"...............................................................       1403
        "Defaulted Interest"................................................................        308
        "Defeasance"........................................................................       1402
        "ECOFIN" ...........................................................................        202
        "Expiration Date" ..................................................................        107
        "Independent Investment Banker".....................................................        202
        "Notice of Default".................................................................        501
        "Private Exchange Securities".......................................................        306

                                                                    CONFIDENTIAL


                                                                                                Defined in
        Term                                                                                      Section
        ----                                                                                    ----------
        "Reference Treasury Dealer".........................................................        202
        "Reference Treasury Dealer Quotations"..............................................        202
        "Registrar" ........................................................................        305
        "Registration Default"..............................................................        202
        "Registration Default Period".......................................................        202
        "Security Register" and "Security Registrar"........................................        305
        "Step-Down Date"....................................................................        202
        "Step-Up"...........................................................................        202
        "Treasury Rate".....................................................................        202
        "U.S. Government Obligation" .......................................................       1404

Section 103.      Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities;

                  "indenture security Holder" means a Holder of a Security;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee; and

                  "obligor" on the Securities means the Company and any successor obligor upon the Securities.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA have the meanings so assigned to them.

Section 104.      Rules of Construction.

                  Unless the context otherwise requires:

                  (1)   a term has the meaning assigned to it in this Indenture;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP;

                  (3)   "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular;

                                                                    CONFIDENTIAL



                  (5)      "will" shall be interpreted to express a command;

                  (6) provisions apply to successive events and transactions; and

                  (7) references to sections of or rules under the Securities Act will be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

                  (8) Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest (including Special Interest, if any,) on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in
         Section 1007 to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of Section 1007 and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

Section 105.       Compliance Certificates and Opinions.

                  Notwithstanding any other provision hereof, upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and as may be reasonably requested by the Trustee. Each such certificate or opinion shall be given in the form of an Officer's Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture. Such an Officer's Certificate shall state that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and such Opinion of Counsel shall state that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any other provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificate provided under Section 1005 hereof) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                                                    CONFIDENTIAL


                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 106.      Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 107.      Acts of Holders of Securities; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any instrument or writing referred to above may be proved by the affidavit of a witness of such execution or

                                                                    CONFIDENTIAL

         by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The Company and the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company and the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, or their duly designated proxies, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date (as defined below) by Holders, or duly designated proxies, of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company and the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company and the Guarantor, at their own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 109.

                  The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default,
         (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or
         (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, or their duly designated proxies, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no

                                                                    CONFIDENTIAL


         effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders, or their duly designated proxies, of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the expense of the Company and the Guarantor, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company and the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 109.

                  With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party or parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 109, on or prior to the existing Expiration Date. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date and, if an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party or parties hereto which set such record date shall be deemed to have designated the 180th day after such record date as the Expiration Date with respect thereto.

                  (d) The ownership of Securities shall be proved by the Security Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) Without limiting the foregoing, a Holder of Securities entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 108.      Notices, Etc., to Trustee, the Company and the Guarantor.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders of Securities or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of Securities, by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (or sent by facsimile and confirmed in writing) to or with the Trustee at The Bank of New York, One Canada Square, London E14 5AL, United Kingdom,
         Attention: Corporate Trust Administration, or

                                                                    CONFIDENTIAL


                  (2) the Company or the Guarantor by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and mailed (or sent by facsimile and confirmed in writing) in the case of the Company, to or with it at its registered address specified in the first paragraph of this instrument, Attention:
         Company Secretary (+30 618 210 33 78), or at any other address previously furnished in writing to the Trustee by the Company, with a copy to the Guarantor, and in the case of the Guarantor, to or with it at the address of its office specified in the first paragraph of this instrument, Attention: General Counsel and Company Secretary (+30 618 210 33 78), or at any other address previously furnished in writing to the Trustee by the Guarantor, with a copy to the Company.

                  (b) Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 109.      Notice to Holders of Securities; Waiver.

                  Unless otherwise herein expressly provided, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 110.      Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the provision of such Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                                                    CONFIDENTIAL


Section 111.      Effect of Headings and Table of Contents.

                  The Article and Section headings herein, the reconciliation and tie between the Trust Indenture Act and this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 112.      Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

Section 113.      Separability Clause.

                  In case any provision in this Indenture or in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 114.      Benefits of Indenture.

                  Nothing in this Indenture or in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 115.      Governing Law.

                  This Indenture and the Securities and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York (except that the authorization and execution of this Indenture, the Securities and the Guarantees shall be governed by the laws of the respective jurisdictions of organization of the Company and the Guarantor).

Section 116.      Saturday, Sundays and Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which Holders have the right to convert their Securities shall not be a Business Day at any Place of Payment or conversion, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of principal, interest (and premium, if any) or conversion need not be made at such Place of Payment or conversion on such date, but may be made on the next succeeding Business Day at such Place of Payment or conversion with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or such last day for conversion, as the case may be.

Section 117.      Submission to Jurisdiction.

                  The Company agrees that any legal suit, action or proceeding arising out of or based upon the Indenture or the Securities may be instituted in any state or Federal court in the

                                                                    CONFIDENTIAL


Borough of Manhattan, The City of New York, New York, United States, waives, to the extent it may effectively do so, any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company has designated and appointed CT Corporation System (or any successor corporation) as the Company's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at 111 Eighth Avenue, New York, New York, 10011, attention Service of Process Department (or at such other address in the Borough of Manhattan, The City of New York, as the Company may designate by written notice to the Guarantor and the Trustee) shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company, whether or not the Company shall then be doing, or at any time shall have done, business within the State of New York, and any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claim of error by reason of any such service. Said designation and appointment shall be irrevocable until the Indenture shall have been satisfied and discharged in accordance with Article Four. The Company agrees to take all action as may be necessary to continue the designation and appointment of CT Corporation System or any successor corporation in full force and effect so that the Company shall at all times have an agent for service of process for the above purposes in the Borough of Manhattan, The City of New York, New York, United States.

                  The Guarantor agrees that any legal suit, action or proceeding arising out of or based upon the Indenture or the Guarantees may be instituted in any state or Federal court in the Borough of Manhattan, The City of New York, New York, United States, waives, to the extent it may effectively do so, any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Guarantor has designated and appointed CT Corporation System (or any successor corporation) as the Guarantor's authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at 111 Eighth Avenue, New York, New York, 10011, attention Service of Process Department (or at such other address in the Borough of Manhattan, The City of New York, as the Guarantor may designate by written notice to the Company and the Trustee) shall be deemed in every respect effective service of process upon the Guarantor in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Guarantor, whether or not the Guarantor shall then be doing, or at any time shall have done, business within the State of New York, and any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claim of error by reason of any such service. Said designation and appointment shall be irrevocable until the Indenture shall have been satisfied and discharged in accordance with Article Four. The Guarantor agrees to take all action as may be necessary to continue the designation and appointment of CT Corporation System or any successor corporation in full force and effect so that the Guarantor shall at all times have an agent for service of process for the above purposes in the Borough of Manhattan, The City of New York, New York, United States.

                                                                    CONFIDENTIAL

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 201.      Forms Generally.

                  The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified on behalf of the Company by any member of the Board of Directors or the Secretary or the Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. The text of the Guarantee shall be endorsed on the Securities of each series in substantially the form set forth in Section 205, or in the form of such other Guarantee as shall be established by or pursuant to a Board Resolution of the Guarantor and/or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions as are required or permitted by this Indenture and may have such letters, numbers or other works of identification and such legends and endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the person duly authorized thereto executing such Securities, all as evidenced by such execution. If the Guarantee the text of which is to be endorsed on the Securities of any series, is established by action taken pursuant to a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by any member of the Board of Directors or the Secretary or the Assistant Secretary of the Guarantor and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                  The certificated Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                                                                    CONFIDENTIAL


Section 202.      Form of Registered Security.

                      [FORM OF FACE OF REGISTERED SECURITY]

         [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                           COCA-COLA HBC FINANCE B.V.
              with its corporate seat in Amsterdam, The Netherlands

                               [Title of Security]

No. ____________                                               _________________

                  [Insert Private Placement Legend if required:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) IN A TRANSACTION PURSUANT TO AND IN COMPLIANCE WITH ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES."]

                  [Legend if the Security is a Registrable Security and unless otherwise specified as contemplated in Section 301:

                  THE HOLDER OF THIS SECURITY IS SUBJECT TO, AND ENTITLED TO THE BENEFITS OF, THE REGISTRATION RIGHTS AGREEMENT, DATED SEPTEMBER o, 2003, AMONG THE COMPANY, THE GUARANTOR AND THE OTHER PARTIES REFERRED TO THEREIN.]

                  COCA-COLA HBC FINANCE B.V., a corporation incorporated under the laws of The Netherlands (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________________________,
or registered assigns, the principal sum of _________________________________ on ________________________________________________ [if the Security is to bear interest prior to Maturity, insert - , and to pay interest thereon from _____________, ___ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-

                                                                    CONFIDENTIAL


annually in arrears on ____________ and ____________ in each year] [annually in arrears on ______________ in each year], commencing ___________, ___, at the rate of ____% per annum, until the principal hereof is paid or made available for payment [if applicable, insert - , provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the _______ [or _______] (whether or not a Business Day)[, as the case may be,] next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

                  [If a Registrable Security and unless otherwise specified as contemplated in Section 301, then insert: provided, however, that if (i) a registration statement (the "Exchange Offer Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security (except that such Security will not contain terms with respect to the Special Interest payments described below or legends reflecting transfer restrictions) pursuant to an exchange offer (the "Exchange Offer") has not been filed or has not become or been declared effective on or before the date on which such registration statement is required to be filed or is required to become or be declared effective pursuant to the Registration Rights Agreement dated as of o (the "Registration Rights Agreement"), among the Company, the Guarantor and the other parties referred to therein, or, if applicable, a registration statement registering this Security for resale (a "Shelf Registration Statement") has not become or been declared effective on or before the date on which such registration statement is required to become or be declared effective pursuant to the Registration Rights Agreement, or (ii) the Exchange Offer has not been completed on or before the date on which such Exchange Offer is required to be completed pursuant to the Registration Rights Agreement, or (iii) any Exchange Offer Registration Statement or the Shelf Registration Statement, if applicable, is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted pursuant to the Registration Rights Agreement) without being succeeded immediately (except as specifically permitted pursuant to the Registration Rights Agreement) by another registration statement filed and declared effective, in each case in Clauses (i) through (iii) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in Clauses (i) through (iii), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then interest will accrue (in addition to any stated interest on the Securities) (the "Step-Up") at a per annum rate of o% for such Registration Default Period from and including the date on which a Registration Default first occurs to but excluding the first date (the "Step-Down Date") that no Registration Default is in effect, provided that the maximum aggregate increase in the interest rate will not exceed a per annum rate of o%. Interest accruing as a result of the

                                                                    CONFIDENTIAL


Step-Up is referred to herein as "Special Interest." Accrued Special Interest, if any, shall be paid semi-annually on o and o in each year, [and the amount of accrued Special Interest shall be determined on the basis of the number of days during which such Registration Default is in effect]. The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date and the amount of any Special Interest payable on any relevant Interest Payment Date. Any accrued and unpaid interest (including Special Interest and any additional amounts payable with respect to any interest, including Special Interest, if any) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest and/or any additional amounts) shall be payable on the next Interest Payment Date for such Exchange Security.]

                  [If the Security is not to bear interest prior to Maturity, insert - The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity, and in such case the overdue principal and any overdue premium shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest shall be legally enforceable), from the date such amounts are due until they are paid or made available for payment. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal or premium which is not so paid on demand shall bear interest at the rate of ____% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on overdue interest shall be payable on demand.]

                  Payment of the principal of [(and premium, if any)] and [if applicable, insert - any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ____________, in [such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts] [If Security is denominated and payable in United States dollars insert currency and method of payment] [if applicable, insert - ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  [All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.]

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                                                    CONFIDENTIAL


                  IN WITNESS WHEREOF, the Company has caused this Security to be signed by a person duly authorized in that behalf.

Dated:

                                                 COCA-COLA HBC FINANCE B.V.,
                                                 As Issuer


                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                                    CONFIDENTIAL


                          [FORM OF REVERSE OF SECURITY]

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 17, 2003 (herein called the "Indenture" which term shall have the meaning assigned to it in such instrument), and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any other successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate principal amount to U.S.$___________].

                  [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time and from time to time, in whole or in part, at the election of the Company or the Guarantor, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed, and (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus o basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Securities to be redeemed to the date of redemption. In connection with such optional redemption the following defined terms apply:

o "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding that redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

o "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt Securities of comparable maturity to the remaining term of the Securities. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company or the Guarantor to act as the "Independent Investment Banker".

o "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding that redemption date, as set forth in the daily statistical release designated H.15 (519) (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker for the Securities obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                                                                    CONFIDENTIAL


o "Reference Treasury Dealer" means each of o, o and o and their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company or the Guarantor shall substitute therefore another nationally recognized investment banking firm that is a Primary Treasury Dealer.

o Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

o "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption, provided, however, that, if that redemption date is not an interest payment date with respect to such notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that redemption date.

                  On and after any redemption date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any redemption date, the Company or the Guarantor shall deposit with a paying agent (or the Trustee) money sufficient to pay the Redemption Price of the Securities to be redeemed on such date. If less than all the Securities of a series are to be redeemed, the Securities to be redeemed shall be selected by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate. The Redemption Price shall be calculated by the Independent Investment Banker and either the Company or the Guarantor. The Trustee and any paying agent for the Securities shall be entitled to rely on such calculation.]

                  [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert - (1) on ___________ in any year commencing with the year ______ and ending with the year ______ through operation of the sinking fund for this series at a Redemption Price equal to [insert formula for determining amount] (with the amount in excess of 100% of the principal amount being additional interest), and (2)] at any time [if applicable, insert - on or after __________, ____], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):
If redeemed [if applicable, insert - on or before _______________, __%, and if redeemed] during the 12-month period beginning _____________ of the years indicated,

                                                                    CONFIDENTIAL


                                     Redemption                                           Redemption
            Year                        Price                      Year                      Price









and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption [if applicable, insert - (whether through operation of the sinking fund or OTHERWISE)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [If applicable, insert - The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ____________ in any year commencing with the year ____ and ending with the year
____, through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert - on or after ____________, ___], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount, with the amount in excess of 100% of the principal amount being additional interest) set forth in the table below: If redeemed during the 12-month period beginning ______________ of the years indicated,

                                       Redemption Price For Redemption           Redemption Price For Redemption
                                           Through Operation of the              Otherwise Than Through Operation
                Year                             Sinking Fund                        of the Sinking Fund
                ----                  --------------------------------           --------------------------------








and thereafter at a Redemption Price equal to _____% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture.]

                                                                    CONFIDENTIAL



                  [If applicable, insert - Notwithstanding the foregoing, the Company may not, prior to _____________, redeem any Securities of this series as contemplated by [If applicable, insert - Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than _____% per annum.]

                  [If applicable, insert - The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year ______ and ending with the year ______ of [if applicable, insert - not less than U.S.$__________ ("mandatory sinking fund") and not more than U.S.$_________] aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert - mandatory] sinking fund payments may be credited against subsequent [if applicable, insert - mandatory] sinking fund payments otherwise required to be made [if applicable, insert - in the inverse order in which they become due].]

                  [If applicable, insert - the Redemption Price of the Securities shall be equal to the applicable percentage of the principal amount at Stated Maturity set forth below:

               If Redemption During the                                      Redemption
              12-Month Period Commencing                                       Price
              --------------------------                                     ----------





together with, in each case (except if the Redemption Date shall be a _____________), an amount equal to the applicable Redemption Price multiplied by a fraction the numerator of which is the number of days from but not including the preceding ________________ to and including the Redemption Date multiplied by the difference between the Redemption Price applicable during the 12 months beginning on the _________________ following the Redemption Date (or, in the case of a Redemption Date after ________________, 100%) and the Redemption Price applicable on the Redemption Date and the denominator of which is the total number of days from but not including the _________________ preceding the Redemption Date to and including the next succeeding _____________. The Company will also pay to each eligible Holder, or make available for payment to each such Holder, on the Redemption Date any additional interest (as set forth on the face hereof) resulting from the payment of such Redemption Price.]

                  [If applicable insert - The Redemption Price of the Securities in an event of default would include, in addition to the face amount of the Security, an amount equal to the Original Issue Discount accrued since the issue date. Original Issue Discount (the difference between the issue price and the principal amount at Maturity of the Security), in the period during which a Security remains outstanding, shall accrue at ___% per annum, on a semi-annual bond equivalent basis using a 360-day year composed of twelve 30-day months, commencing on the Issue Date of this Security.]

                  [If applicable insert - Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.]

                                                                    CONFIDENTIAL


                  [If the Security is subject to redemption of any kind, insert
- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If applicable, insert - If any deduction or withholding for any present or future taxes, assessments or other governmental charges of The Netherlands or in The Hellenic Republic or any other jurisdiction, (including any political subdivision or taxing authority thereof or therein) in which the Company is incorporated shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Company relating to principal of or interest on the Securities, the Company will pay as additional interest to the Holder of the Securities such additional amounts, as may be necessary in order that the net amounts paid to such Holder pursuant to the terms of the Securities, after such deduction or withholding, shall be not less than such amounts as such Holder would otherwise be entitled to receive; provided, however, that such amounts shall be payable only to Holders (a) that are not resident in The Netherlands for purposes of its tax, (b) that are not resident in The Hellenic Republic for purposes of its tax and that do not have a Greek tax Registration Number (AFM), and (c) that are not resident for tax purposes and are not registered with the tax authorities in any other applicable jurisdiction (political subdivision or taxing authority thereof or therein) in which the Company is incorporated; and provided, further, that the Company shall not be required to make any payment of additional amounts for or on account of:

              (1) any tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the applicable jurisdiction, or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or there having been present or engaged in trade or business therein or having or having had a permanent establishment therein,

              (2) any estate, inheritance, gift, sales, transfer, stamp, personal property or similar tax, assessment or other governmental charge,

              (3) any tax, assessment or other governmental charge which is payable other than by withholding from payments of (or in respect of) principal of, premium, if any or any interest on, the Securities,

              (4) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal, premium, if any, or any interest on, the Securities, if such payment can be made without such withholding by any other Paying Agent,

              (5) any tax, assessment or other governmental charge which would not have been imposed or withheld if such Holder had made a timely and accurate declaration

                                                                    CONFIDENTIAL



                  of non-residence or other similar claim for exemption or present any applicable form or certificate, upon the making or presentation of which that Holder would either have been able to avoid such tax, assessment or charge or to obtain a refund of such tax, assessment or charge, including certification or documentation to the effect that such Holder or beneficial owner is not a resident and lacks other connections with the applicable jurisdiction or had made any other declaration or satisfied any other information requirements required to avoid such tax assessment or other governmental charge,

              (6) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of the Securities (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later,

              (7) any payment under or with respect to the Securities to any
                  Holder that is a fiduciary or partnership or any Person other than the sole beneficial owner of such payment or this Security, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such partnership or the beneficial owner of such payment or this Security would not have been entitled to the additional amounts had such beneficiary, settlor, member of beneficial owner been the actual Holder of the Securities,

              (8) any withholding tax required to be deducted by the Company or the Guarantor from any amounts to be paid by Company or the Guarantor under the Securities or the Guarantees endorsed thereon, as the case may be, pursuant to the European Union Directive on the taxation of savings implementing the conclusions of the European Council of Economic and Finance Ministers ("ECOFIN") meeting on June 3, 2003, or any law implementing or complying with, or introduced in order to conform to, such Directive, or

              (9) any combination of the items (1), (2), (3), (4), (5), (6), (7)
                  and (8) above.]

                  [If applicable insert - The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.]

                  [If applicable insert - The Securities of this series may be redeemed at the option of the Company or the Guarantor, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided in the Indenture, at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption, if: (a) either the Company or the Guarantor determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority of or in such jurisdiction) in which the Company or the Guarantor is incorporated (or in the case of a successor Person to the Company or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein), or any change in the official application or interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any

                                                                    CONFIDENTIAL


execution of or amendment to, any treaty or treaties affecting taxation to which such jurisdiction (or such other jurisdiction or political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after o (or, in the case of a successor Person to the Company or the Guarantor, the date on which such successor Person became such pursuant to the applicable provision of the Indenture, or in the case of any assumption by the Guarantor or any of its Subsidiaries of obligations of the Company under the applicable provision of the Indenture): (i) either the Company or the Guarantor (or such successor Person) is or would be required to pay additional amounts with respect to the Securities of this series or the Guarantees endorsed thereon, respectively, on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, as the case may be, or (ii) tax has been or would be required to be deducted or withheld with respect to interest income received or receivable by the Company directly from the Guarantor or any of its Affiliates, or the interest payable by the Company under the Securities cannot be settled against interest income received or receivable by the Company directly from the Guarantor or any of its Affiliates and such withholding tax or corporate income tax obligation cannot be avoided by the use of reasonable measures available to the Company or the Guarantor; or (b) either the Company or the Guarantor determines that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction , in the jurisdiction (or any political subdivision or taxing authority of or in any such jurisdiction) in which the Company or the Guarantor is incorporated (or, in the case of a successor Person to the Company or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) (whether or not such action was taken or brought with respect to the Company or the Guarantor or such successor Person), which action is taken or brought on or after o (or, in the case of a successor Person to the Company or the Guarantor, the date on which such successor Person became such pursuant to the applicable provision of the Indenture, or in the case of any assumption by the Guarantor or any of its Subsidiaries of obligations of the Company under the applicable provision of the Indenture, the date of such assumption), there is a substantial probability that the circumstances described in (a) above would exist, provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company or the Guarantor or such successor Person would be obligated to pay such additional amounts. The Company or the Guarantor or such successor Person as the case may be, will also pay to each Holder, or make available for payment to each such Holder, on the redemption date any additional amounts resulting from the payment of such Redemption Price.]

                  [If applicable insert - The Securities of this series may also be redeemed in whole but not in part upon not less than 30 nor more than 60 days' notice given as provided in the Indenture at any time at a Redemption Price equal to the principal amount thereof plus accrued interest to the date fixed for redemption, if, following a consolidation, amalgamation, merger, conveyance, transfer or lease of assets or any similar transaction, that is entered into by the Guarantor, in accordance with the Indenture, involving a Person that assumes the Guarantor's obligations under the Guarantees endorsed thereon or, if applicable, that guarantees the Company's obligations under the Securities, that Person may be required to pay additional amounts, even if such additional amounts became payable immediately upon completion of the consolidation, amalgamation, merger, conveyance, transfer or lease of assets or any such similar transaction, including in connection with an internal corporate reorganization, that is entered into by the Guarantor. Neither the Company nor the Guarantor nor any other Person will have any obligation to seek to avoid the obligation to pay additional amounts in that situation.]

                                                                    CONFIDENTIAL


                  [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness on this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case,] upon compliance with certain conditions set forth in the Indenture.]

                  [If applicable, insert - Unless the context otherwise requires, the Original Securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture), of the same series shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.]

                  [If applicable, insert - Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time after _________________, to convert this Security into [Describe Securities and conversion mechanics].]

                  [If applicable, insert - In the event of conversion of this Security in part only, a new Security or Securities of this series and of like tenor for the unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

                  [If the Security is not an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

                  [If the Security is an Original Issue Discount Security, insert - If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to - insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the applicable issuer's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                                                                    CONFIDENTIAL


                  As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal [(and premium, if any)] or [any] interest on this Security on or after the respective due dates expressed herein [If applicable insert - or to a suit instituted by the Holder hereof for the enforcement of the right to convert this Security in accordance with the Indenture]

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company or the Trustee nor any such agent shall be affected by notice to the contrary.

                  THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                    CONFIDENTIAL


                  [Schedule if the Security is a Global Security]

            SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY

                  The following exchanges of a part of this Global Security for an interest in another Global Security or for a Certificated Security, or exchanges of a part of another Global Security or Certificated Security for an interest in this Global Security, have been made:


                        Amount of decrease       Amount of increase    Principal Amount
                           in Principal             in Principal        of this Global          Signature of
                            Amount of                Amount of        Security following     authorized officer
                           this Global              this Global         such decrease           of Trustee or
  Date of Exchange          Security                 Security           (or increase)             Custodian




                                                                    CONFIDENTIAL


Section 203.      Form of Legend for Global Securities.

                  Unless otherwise specified as contemplated by Section 301 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO. AS THE NOMINEE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"). UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Section 204.      Form of Trustee's Certificate of Authentication.

                  The Trustee's certificates of authentication shall be in substantially the following form:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

         Dated:

                                                     The Bank of New York,
                                                     As Trustee



                                                     By:________________________
                                                          Authorized Signatory

Section 205.      Text of Guarantee.

                  The text of the Guarantee shall be endorsed on each series of the Securities in substantially the form set forth below. When Securities of a series on which the text of the Guarantee is endorsed is executed, authenticated and delivered pursuant to the provisions of Section 303 hereof, the Guarantee shall bind the Guarantor with respect to such Securities notwithstanding the fact that such text of the Guarantee does not bear the signature of the Guarantor.

                                                                    CONFIDENTIAL


        TEXT OF THE GUARANTEE OF COCA-COLA HELLENIC BOTTLING COMPANY S.A.

                  For value received, Coca-Cola Hellenic Bottling Company S.A., a societe anonyme duly organized and existing under the laws of The Hellenic Republic (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully, unconditionally and irrevocably guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee referred to in such Indenture due and punctual payment of the principal of (and premium, if any) and interest on such Security and the due and punctual payment of any sinking fund payments provided for therein, when and as the same shall become due and payable (subject to any period of grace provided with respect thereto), whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Coca-Cola HBC Finance B.V., a corporation duly organized and existing under the laws of The Netherlands (herein called the "Company", which term includes any successor corporation under such Indenture) punctually to make any such principal, premium, interest or sinking fund payment, the Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                  [If applicable, insert - If any deduction or withholding for any present or future taxes, assessments or other governmental charges of The Hellenic Republic or The Netherlands or any other jurisdiction, (including any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated shall at any time be required by such jurisdictions (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Guarantor relating to principal of or interest on this Guarantee, the Guarantor will pay as additional interest to the Holder of this Security such additional amounts, as may be necessary in order that the net amounts paid to such Holder pursuant to the terms of this Guarantee, after such deduction or withholding, shall be not less than such amounts as such Holder would otherwise be entitled to receive; provided, however, that such amounts shall be payable only to Holders (a) that are not resident in The Hellenic Republic for purposes of its tax and that do not have a Greek Tax Registration Number (AFM), (b) that are not resident in The Netherlands for purposes of its tax, and (c) that are not resident for tax purposes and are not registered with the tax authorities in any other applicable jurisdiction (political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated; and provided, further, that the Guarantor shall not be required to make any payment of additional amounts for or on account of:

(1) any tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the applicable jurisdiction, or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or there having been present or engaged in trade or business therein or having or having had a permanent establishment therein,

(2) any estate, inheritance, gift, sales, transfer, stamp, personal property or similar tax, assessment or other governmental charge,

                                                                    CONFIDENTIAL



(3) any tax, assessment or other governmental charge which is payable other than by withholding from payments of (or in respect of) principal of, premium, if any or any interest on, this Security,

(4) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal, premium, if any, or any interest on, this Security, if such payment can be made without such withholding by any other Paying Agent,

(5) any tax, assessment or other governmental charge which would not have been imposed or withheld if such Holder had made a timely and accurate declaration of non-residence or other similar claim for exemption or present any applicable form or certificate, upon the making or presentation of which that Holder would either have been able to avoid such tax, assessment or charge or to obtain a refund of such tax, assessment or charge, including certification or documentation to the effect that such Holder or beneficial owner is not a resident and lacks other connections with the applicable jurisdiction or had made any other declaration or satisfied any other information requirements required to avoid such tax assessment or other governmental charge,

(6) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of this Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later,

(7) any payment under or with respect to this Security to any Holder that is a fiduciary or partnership or any Person other than the sole beneficial owner of such payment or this Security, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such partnership or the beneficial owner of such payment or this Security would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the actual Holder of this Security,

(8) any withholding tax required to be deducted by the Company or the Guarantor from any amounts to be paid by Company or the Guarantor under the Securities or the Guarantees, as the case may be, pursuant to the European Union Directive on the taxation of savings implementing the conclusions of the European Council of Economic and Finance Ministers ("ECOFIN") meeting on June 3, 2003, or any law implementing or complying with, or introduced in order to conform to, such Directive, or

(9)  any combination of the items (1), (2), (3), (4), (5), (6), (7) and (8)
     above.

                  [If applicable, insert - The foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.]

                  The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute, full, unconditional and irrevocable, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or such Trustee, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of such Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of (and premium, if any) and interest on such Security. This is a guarantee of payment and not of collection.

                  The Guarantor shall be subrogated to all rights of the Holder of such Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities of the same series issued under such Indenture shall have been paid in full.

                  No reference herein to such Indenture and no provision of this Guarantee or of such indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of (and premium, if any) and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed therein.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

                  All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

                  The Guarantee shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be signed by a person duly authorized in that behalf.

                                                     COCA-COLA HELLENIC BOTTLING
                                                     COMPANY S.A.
                                                     As Guarantor


                                                     By:________________________
                                                              Name:
                                                              Title:

                                                                    CONFIDENTIAL


                                  ARTICLE THREE

                                 THE SECURITIES

Section 301.       Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution of the Company and by or pursuant to the authority of the Board of Directors of the Guarantor, and, subject to Section 303, set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, the terms of the Securities of such series, including (as applicable) and without limitation:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 307, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder), including any provision for the offering of additional Securities of the series beyond any such limit upon the aggregate principal amount of Securities of such series;

                  (3) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 205 and, if different from those set forth in Clause
         (2) of Section 305(a), any circumstances in which Securities issued upon any exchange may be registered in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

                  (4) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, including the manner in which, or the Person to whom, any interest on any Global Security of the series shall be payable, if other than by wire transfer in same-day funds to the Holder;

                  (5) the date or dates on which the principal of the Securities of the series is payable;

                  (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates

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                                                                    CONFIDENTIAL


         on which any such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (7) the obligation, if any, of the Company or the Guarantor to pay additional interest in respect of the withholding or deduction of taxes, assessments or other governmental charges imposed by the jurisdiction in which the Company or the Guarantor is incorporated upon payments by the Company or the Guarantor, as applicable, under the Securities or the Guarantees;

                  (8)  the place or places where, subject to the provisions of
         Section 1002, the principal of and any premium and interest on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, any Securities of the series may be surrendered for exchange or conversion and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                  (9) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced;

                  (10) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (11) the terms and conditions for conversion or exchange of Securities into preference shares of the Company (including, if applicable, the rights, preferences and privileges of such preference shares) or ordinary shares of the Company, the terms of any additional redemption rights of the Company relating to such terms and conditions for conversion or exchange, and whether any such preference shares or ordinary shares may be evidenced by American Depositary Receipts;

                  (12) the denominations in which any Securities of the series shall be issuable if other than denominations of $1,000 and any integral multiple thereof;

                  (13) the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be denominated or payable if other than the currency of the United States and the manner of determining the equivalent thereof in the currency of the United States for purposes of the definition of "Outstanding" in Section 101 hereof;

                  (14) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                  (15) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more

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                                                                    CONFIDENTIAL


         currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

                  (16) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (17) the application, if any, of Section 1402 or 1403 or both such Sections to the Securities of the series and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

                  (18) the terms of any Guarantee of the Securities of such series;

                  (19) if the principal amount payable at the Stated Maturity of any Securities of the series is not determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

                  (20) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

                  (21) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series;

                  (22) whether the Securities of the series are subject to and entitled to the benefits of any registration rights agreement, including whether they may be registered for resale, all in accordance with the terms of this Indenture and the terms of such Security; and

                  (23) whether the Securities are Restricted Global, Restricted Certificated, Unrestricted Global or Unrestricted Certificated Securities or SEC Registered Securities;

                  (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture);

                  (25) whether the Securities of the series may be exchanged for Exchange Securities pursuant to an Exchange Offer (or otherwise in authorized denominations in exchange for a like principal amount of Original Securities of the same series) or resold

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                                                                    CONFIDENTIAL


         pursuant to a Shelf Registration Statement, all in accordance with the terms of this Indenture and the terms of such Security.

                  All Securities of any one series shall be substantially identical as to denomination, and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by any director, the Secretary or any person appointed by the Board of Directors of the Company, as the case may be, each delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of the series.

                  Notwithstanding Section 301(2) herein and unless otherwise expressly provided with respect to a series Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

Section 302.      Denominations.

                  The Securities of each series shall be issuable in registered form without coupons. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.      Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by any member of its Board of Directors. The signature of any such director may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time members of the Board of Directors of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. The Guarantees, by the endorsement of its text on any Security authenticated and delivered by the Trustee, shall bind the Guarantor with respect to such Securities notwithstanding that the individuals who were at the time of the execution of the Guarantee proper officers of the Guarantor and whose manual or facsimile signatures are borne thereon have ceased to hold such office prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Security.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company (having endorsed thereon the text of the Guarantees) to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities.

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                                                                    CONFIDENTIAL


                  If the forms or terms of the Securities of the series, or the Guarantees, the text of which is endorsed thereon, have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel and Officers' Certificate stating,

                  (a) that such forms or terms have been established in conformity with the provisions of this Indenture; and

                  (b) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to such exceptions as such counsel shall specify.

                  (c) that the Guarantees, when the Securities upon which the text of the Guarantee shall have been endorsed, shall have been authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute a valid and legally binding obligation of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability based upon the written advice of counsel.

                  The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents (with appropriate modifications) are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate the subsequent issuance of such Securities of such series.

                  Each Security shall be dated the date of its authentication.

                  No Security or the Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security or the Guarantee

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                                                                    CONFIDENTIAL


endorsed thereon shall be conclusive evidence, and the only evidence, that such Security or the Guarantee endorsed thereon has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security or the Guarantee endorsed thereon shall have been authenticated and delivered hereunder but never issued and sold by the Company or the Guarantor, as the case may be, and the Company and the Guarantor shall deliver such Security and Guarantee to the Trustee for cancellation as provided in Section 310, for all purposes of this Indenture such Security or Guarantee shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.      Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities having endorsed thereon the text of the Guarantees which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay.

                  After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, having endorsed thereon the text of the Guarantees.

                  Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

Section 305.      Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of such Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" or "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Subject to Section 306, upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or

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                                                                    CONFIDENTIAL



transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, each such Security having endorsed thereon the text of the Guarantees, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor evidencing the same debt (subject to the provisions, if any, regarding payment of Special Interest) and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  In the event that the Company delivers to the Trustee a copy of an Officer's Certificate certifying that a registration statement under the Securities Act with respect to the Exchange Offer relating to a particular series of Securities, if any such Exchange Offer is contemplated for such series, has been declared effective by the Commission and that the Company has offered Exchange Securities of such series to the Holders in accordance with the Exchange Offer, the Trustee shall exchange, with delivery by a Holder permitted under applicable law and regulation to participate in such Exchange Offer of the Securities to be exchanged and such other documents as may be required pursuant to a Registration Rights Agreement, such Holder's Securities for Exchange Securities upon the terms set forth in the Exchange Offer, provided that the Company has delivered such Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or

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                                                                    CONFIDENTIAL



(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

Section 306.      Transfer and Exchange.

                  (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by the Depositary to a nominee of the applicable Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Securities of a series will be exchanged by the Company for Certificated Securities if:

                  (1) the Company delivers to the Trustee notice from the applicable Depositary (i) that such Depositary is unwilling or unable to continue to act as Depositary, (ii) that such Depositary is no longer a clearing agency registered under the Exchange Act or (iii) that such Depositary is unwilling or unable to continue to act as clearing agency and, in each case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary;

                  (2) there has occurred and is continuing an Event of Default with respect to the Securities;

                  (3) if the Company, in its sole discretion, notifies the Trustee in writing that it elects to discontinue the system of book-entry transfers through a Depositary and to cause the issuance of Certificated Securities under this Indenture; or

                  (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301.

                  Upon the occurrence of any of the events listed in the preceding clauses (1) through (4) of this Section 306(a), the Company shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver Certificated Securities of the series and in an aggregate principal amount equal to the principal amount of the applicable Global Security in exchange therefor. The Company will, at the cost of the Company (but against such indemnity as the Security Registrar or any relevant agent may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such exchange), cause sufficient Certificated Securities to be executed and delivered to the Trustee for authentication and the Registrar for registration of the exchange and dispatch to the relevant Holders within 30 days of the relevant event. The Trustee or the Registrar shall, at the cost of the Company, deliver such Certificated Securities to the Persons in whose names such Securities are so registered. Certificated Securities issued in exchange for beneficial interests in Global Securities pursuant to this Section 306(a) shall be registered in such names and in such authorized denominations as the applicable Depositary, pursuant to instructions from its direct or indirect Participants or otherwise, shall instruct the Trustee. A Global Security may not be exchanged for another

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                                                                    CONFIDENTIAL


Security other than as provided in this Section 306(a), however, beneficial interests in a Global Security may be transferred and exchanged as provided in
Section 306(b), or (c) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Securities. The transfer and exchange of beneficial interests in the Global Securities will be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Securities will be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Securities also will require compliance with either subparagraph (1) or (2) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

                  (1) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that transfers of beneficial interests in the Regulation S Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the 40-day "Distribution Compliance Period" under Regulation S, unless such person is a "Distributor" as defined in Rule
         902. Beneficial interests in any Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 306(b)(1).

                  (2) All Other Transfers and Exchanges of Beneficial Interests in Global Securities - General. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 306(b)(1) above, the transferor of such beneficial interest must deliver to the Registrar both (i) a written order from a Participant or an Indirect Participant given to the applicable Depositary in accordance with the Applicable Procedures directing the applicable Depositary to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged, and (ii) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase.

                  Upon consummation of an Exchange Offer by the Company in accordance with Section 3.06(f) hereof, the requirements of Section 3.06(b)(2) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Securities. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security(ies) pursuant to Section 306 (f) hereof.

                  (3) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in any Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global

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                                                                    CONFIDENTIAL


         Security if the transfer complies with the requirements of Section 306(b)(2) above and each of the Company, the Guarantor and the Registrar receives the following:

                           (A) if the transferee will take delivery in the form
                  of a beneficial interest in a Rule 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof; or

                           (B) if the transferee will take delivery in the form
                  of a beneficial interest in a Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof.

                  (4) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in any Restricted Global Security may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 306(b)(2) above and:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-dealer, (ii) a Person participating in the distribution of the Exchange Securities or (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or the Guarantor; or
                  (B) such transfer is effected pursuant to a Shelf Registration Statement in accordance with a Registration Rights Agreement; or

                           (C) such transfer is effected by a Broker-dealer
                  pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (D) each of the Company, the Guarantor and the
                  Registrar receives the following:

                           (i) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(a) thereof; or

                           (ii) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such holder in the form

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                                                                    CONFIDENTIAL

                  of Exhibit A hereto, including the appropriate certifications in item (3) thereof;

         and, in each such case set forth in this subparagraph (B), if the Company, the Guarantor or the Registrar so requests, or if the Applicable Procedures so require, an opinion of counsel to the Holder requesting the transfer or the exchange, as the case may be, in form reasonably acceptable to the Company, the Guarantor or the Registrar, as the case may be, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  If any such transfer is effected as described above at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an Company Order in accordance with Section 303 hereof, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to the above.

                  Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

                  (c) Transfer or Exchange of Beneficial Interests for Certificated Securities. If any one of the events listed in clauses (1) to (4) of this Section 306(c) has occurred or the Company has elected pursuant to
Section 306(a) to cause the issuance of Certificated Securities, transfers or exchanges of beneficial interests in a Global Security for a Certificated Security shall be effected, subject to the satisfaction of the conditions set forth in the applicable sub-clauses of this Section 306(c).

                  (1) Beneficial Interests in Restricted Global Securities to Restricted Certificated Securities. If any holder of a beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Security, then, upon receipt by each of the Company, the Guarantor and the Registrar of the following documentation:

                           (A) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to exchange such beneficial interest for a Restricted Certificated Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (2)(a) thereof;

                           (B) if such beneficial interest is being transferred
                  to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred
                  to a Non-U.S. Person in an offshore transaction in accordance with Securities Act Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2) thereof;

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                                                                    CONFIDENTIAL


         the Trustee shall cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to
         Section 306(f) hereof, and the Company shall execute and upon receipt of a Company Order the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount. Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 306(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Securities to the Persons in whose names such Securities are so registered. Any Certificated Security issued in exchange for a beneficial interest in a Restricted Global Security pursuant to this Section 306(c)(1) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (2) Beneficial Interests in Restricted Global Securities to Unrestricted Certificated Securities. A holder of a beneficial interest in a Restricted Global Security may exchange such beneficial interest for an Unrestricted Certificated Security or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security only if:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or
                  (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or the Guarantor;

                           (B) such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;

                           (C) if such beneficial interest is being transferred
                  pursuant to an effective registration statement under the Securities Act, each of the Company, the Guarantor and the Registrar receives a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof;

                           (D) if such beneficial interest is being transferred
                  pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, each of the Company, the Guarantor and the Registrar receives a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(a) thereof;

                           (E) such transfer is effected by a Broker-dealer
                  pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (F) each of the Company, the Guarantor and the
                  Registrar



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                                                                    CONFIDENTIAL


                  receives the following:

                           (i) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to exchange such beneficial interest for an Unrestricted Certificated Security, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (1)(b) thereof; or

                           (ii) if the holder of such beneficial interest in a
                  Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Security, a certificate from such holder in the form of Exhibit A hereto, including the appropriate certifications in item (3) thereof;

         and, in each such case set forth in this subparagraph (D), if the Company, the Guarantor or the Registrar so requests, or if the Applicable Procedures so require, an opinion of counsel to the Holder requesting the transfer or the exchange, as the case may be, in form reasonably acceptable to the Company, the Guarantor or the Registrar, as the case may be, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Beneficial Interests in Unrestricted Global Securities to Unrestricted Certificated Securities. If any holder of a beneficial interest in an Unrestricted Global Security proposes to exchange such beneficial interest for a Certificated Security or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Security, then, upon satisfaction of the conditions set forth in Section 306(b)(2) hereof, the Trustee will cause the aggregate principal amount of the applicable Global Security to be reduced accordingly pursuant to Section 306(f) hereof, and the Company will execute and upon receipt of a Company Order the Trustee will authenticate and deliver to the Person designated in the instructions a Certificated Security in the appropriate principal amount. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 306(c)(3) will be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest requests through instructions to the Registrar from or through the Depositary and the Participant or Indirect Participant. The Trustee will deliver such Certificated Securities to the Persons in whose names such Securities are so registered. Any Certificated Security issued in exchange for a beneficial interest pursuant to this Section 306(c)(3) will not bear the Private Placement Legend.

                  (d) Transfer and Exchange of Certificated Securities for Beneficial Interests.

                  (1) Restricted Certificated Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Certificated Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Certificated Securities to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Company, the Guarantor and the Registrar of the following documentation:




                                      -50-
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                                                                    CONFIDENTIAL



                           (A) if the Holder of such Restricted Certificated
                  Security proposes to exchange such Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (2)(b) thereof;

                           (B) if such Restricted Certificated Security is being
                  transferred to a QIB in accordance with Securities Act Rule 144A, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (1) thereof;

                           (C) if such Restricted Certificated Security is being
                  transferred to a Non-U.S. Person in an offshore transaction in accordance with Securities Act Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (2) thereof; or

         the Trustee will cancel the Restricted Certificated Security, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Security, in the case of clause (B) above, the 144A Global Security, and in the case of clause (C) above, the Regulation S Global Security.

                  (2) Restricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Certificated Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Restricted Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or
                  (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or the Guarantor;

                           (B) such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;

                           (C) if such Restricted Certificated Security is being
                  transferred pursuant to an effective registration statement under the Securities Act, each of the Company, the Guarantor and the Registrar receives a certificate to the effect set forth in Exhibit A hereto, including the certifications in item (3)(c) thereof;

                           (D) if such Restricted Certificated Security is being
                  transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Securities Rule 144, each of the Company, the Guarantor and the Registrar receives a certificate to the



                                      -51-
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                                                                    CONFIDENTIAL

                  effect set forth in Exhibit A hereto, including the certifications in item (3)(a) thereof;

                           (E) such transfer is effected by a Broker-dealer
                  pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (F) each of the Company, the Guarantor and the
                  Registrar receives the following:

                           (i) if the Holder of such Restricted Certificated
                  Security proposes to exchange such Restricted Certificated Security for a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(c) thereof; or

                           (ii) if the Holder of such Restricted Certificated
                  Security proposes to transfer such Restricted Certificated Security to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Security, a certificate from such Holder in the form of Exhibit A hereto, including the appropriate certifications in item (3) thereof;

         and, in each such case set forth in this subparagraph (D), if the Company, the Guarantor or the Registrar so requests, or if the Applicable Procedures so require, an opinion of counsel to the Holder requesting the transfer or the exchange, as the case may be, in form reasonably acceptable to the Company, the Guarantor or the Registrar, as the case may be, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                           Upon satisfaction of the conditions of any of the subparagraphs in this Section 306(d)(2), the Trustee will cancel the Certificated Security and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security.

                  (3) Unrestricted Certificated Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Certificated Security may exchange such Security for a beneficial interest in an Unrestricted Global Security or transfer such Certificated Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee will cancel the applicable Unrestricted Certificated Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities.

                           If any such exchange or transfer from a Certificated Security to a beneficial interest is effected pursuant to subparagraphs
         (2) or (3) above at a time when an Unrestricted Global Security has not yet been issued, the Company will issue and, upon receipt of a Company Order in accordance with Section 303 hereof, the Trustee will


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                                                                    CONFIDENTIAL


         authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of Certificated Securities so transferred.

                  (e) Transfer and Exchange of Certificated Securities for Certificated Securities. Upon request by a Holder of Certificated Securities and such Holder's compliance with the provisions of this Section 306(e), the Registrar will register the transfer or exchange of Certificated Securities. Prior to such registration of transfer or exchange, the requesting Holder must present or surrender to the Registrar the Certificated Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder must provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 306(e).

                  (1) Restricted Certificated Securities to Restricted Certificated Securities. Any Restricted Certificated Security may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Security if each of the Company, the Guarantor and the Registrar receives the following:

                           (A) if the transfer will be made pursuant to
                  Securities Act Rule 144A, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to
                  Securities Act Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the certifications in item (2) thereof; or

                           (C) if the transfer will be made pursuant to any
                  other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit A hereto, including the appropriate certifications required by item (3) thereof.

                  (2) Restricted Certificated Securities to Unrestricted Certificated Securities. Any Restricted Certificated Security may be exchanged by the Holder thereof for an Unrestricted Certificated Security or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Security if:

                           (A) such exchange or transfer is effected pursuant to
                  an Exchange Offer in accordance with a Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (i) a Broker-dealer, (ii) a Person participating in the distribution of the Exchange Notes or
                  (iii) a Person who is an affiliate (as defined in Rule 144) of the Company or the Guarantor;

                           (B) such transfer is effected pursuant to a Shelf
                  Registration Statement in accordance with a Registration Rights Agreement;


                                      -53-
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                                                                    CONFIDENTIAL



                           (C) such transfer is effected by a Broker-dealer
                  pursuant to an Exchange Offer Registration Statement in accordance with a Registration Rights Agreement; or

                           (D) each of the Company, the Guarantor and the
                  Registrar receives the following:

                           (i) if the Holder of such Restricted Certificated
                  Security proposes to exchange such Security for an Unrestricted Certificated Security, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (1)(d) thereof; or

                           (ii) if the Holder of such Restricted Certificated
                  Security proposes to transfer such Security to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Security, a certificate from such Holder in the form of Exhibit A hereto, including the appropriate certifications in item (3) thereof;

         and, in each such case set forth in this subparagraph (B), if the Company, the Guarantor or the Registrar so requests, as the case may be, an opinion of counsel to the Holder requesting the transfer or the exchange, in form reasonably acceptable to the Company, the Guarantor or the Registrar, as the case may be, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (3) Unrestricted Certificated Securities to Unrestricted Certificated Securities. A Holder of Unrestricted Certificated Securities may transfer such Securities to a Person who takes delivery thereof in the form of an Unrestricted Certificated Security. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Certificated Securities pursuant to the instructions from the Holder thereof.

                  (f) Exchange Offer. Upon the occurrence of an Exchange Offer in accordance with a Registration Rights Agreement, in respect to the Securities of any series, the Company will issue and, upon receipt of an Authentication Order in accordance with Section 202 hereof, the Trustee will authenticate:

                  (1) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities tendered into the Exchange Offer by Persons that certify in the applicable Letters of Transmittal that (A) they are not Broker-dealers, (B) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144) of the Company or the Guarantor; and

                  (2) Unrestricted Certificated Securities in an aggregate principal amount equal to the principal amount of the Restricted Certificated Securities accepted for exchange in the Exchange Offer.



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                                                                    CONFIDENTIAL



                  Concurrently with the issuance of such Securities, the Trustee will cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company will execute and the Trustee will authenticate and deliver to the Persons designated by the Holders of Certificated Securities so accepted Unrestricted Global or Certificated Securities in the appropriate principal amount. If, upon completion of the Exchange Offer, any Holder holds Original Securities, the Company may thereafter issue and deliver to such Holder, in exchange (a "Private Exchange") for those Securities held by such Holder, a like principal amount of debt securities of the Company issued under this Indenture and identical in all material respects to such Securities (the "Private Exchange Securities"); provided that the Company shall have obtained certifications and other evidence reasonably satisfactory to the Company that any such Holder may receive Private Exchange Securities in such Private Exchange in compliance with applicable securities laws. The Exchange Securities issued in the Exchange Offer and the Private Exchange Securities shall be issued in the same series under this Indenture and shall have the same CUSIP, Common Code, ISIN and/or other identification numbers.

                  (g) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Certificated Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security will be returned to or retained and canceled by the Trustee in accordance with Section 310 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Certificated Security, the principal amount of Securities represented by such Global Security will be reduced accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security will be increased accordingly and an endorsement will be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

Section 307.      Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, having endorsed thereon the text of the Guarantee, bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount having endorsed thereon the text of the Guarantee, and bearing a number not contemporaneously outstanding.

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                                                                    CONFIDENTIAL


                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security upon compliance with the foregoing conditions.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its agents and counsel) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and any such new Security, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 308.      Payment of Interest; Interest Rights Preserved.

                  Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest and, at the option of the Company, may be paid in the case of Global Securities held by any Holder, to the Holder by wire transfer of same-day funds to the Holder's account specified by such Holder or by check mailed to the address of such Holder.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed

                                                                    CONFIDENTIAL

         payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2); or

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section and
Section 305 hereof, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 309.      Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 304, 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee, nor any agent of the Company, the Guarantor, or the Trustee shall be affected by notice to the contrary.

                  No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.


                  None of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

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                                                                    CONFIDENTIAL



Section 310.      Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

Section 311.      Computation of Interest.

                  Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360 day year of twelve 30-day months.

Section 312.      CUSIP, ISIN and Common Code Numbers.

                  The Company in issuing the Securities may use "CUSIP" and/or "ISIN" and/or Common Code numbers (if then generally in use), and, if so, the Trustee shall use CUSIP and/or ISIN and/or Common Code numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP and/or ISIN and/or Common Code numbers.

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                                                                    CONFIDENTIAL


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.      Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Order cease to be of further effect (except as to any surviving rights of registration of transfer or exchange or conversion of Securities herein expressly provided for) with respect to the Company and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                           (A) all Securities theretofore authenticated and
                  delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307, and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B)      all such Securities not theretofore
                  delivered to the Trustee for cancellation

                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at their
                           Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and the Company or the Guarantor in the case of (i), (ii) or
                  (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

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                                                                    CONFIDENTIAL



                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under
Section 607, the obligations of the Trustee to any Authenticating Agent under
Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.      Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust (without liability to the Holders for interest or investment) and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with or received by the Trustee.



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                                  ARTICLE FIVE

                                    REMEDIES

Section 501. Events of Default.

     (a) "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events with respect to the Issuer or the Guarantor (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest or payment of any additional interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, and (if so established as contemplated by Section 301 in respect of that series), solely in the case of technical or administrative difficulties (as certified to the Trustee in an Officer's Certificate delivered on such date of maturity) only if such default persists for more than three Business Days; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days or if longer, beyond any period of grace provided with respect thereto; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 15% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) the entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of the Company or the Guarantor or any Material Subsidiary of the Guarantor in an involuntary case or proceeding under any applicable jurisdiction, as the case may be, bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or the Guarantor or any Material Subsidiary of the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor or any Material Subsidiary of the Guarantor under any applicable jurisdiction, as the case may be, law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or such Material Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order


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     for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (6) the commencement by the Company or the Guarantor or any Material Subsidiary of the Guarantor of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or the Guarantor or any Material Subsidiary of the Guarantor in an involuntary case or proceeding under any applicable liquidation, bankruptcy, insolvency, reorganization or other similar law of any applicable jurisdiction or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or such Material Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor or such Material Subsidiary in furtherance of any such action; or

          (7) default in the conversion of any convertible Security of that series in accordance herewith, and continuance of such default for a period of 30 days after there has been given, by registered or certified mail to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (8) a default by the Company, the Guarantor or a Material Subsidiary of the Guarantor with respect to Indebtedness (other than the Securities or the Guarantees with respect to the Securities) of the Company, the Guarantor or a Material Subsidiary of the Guarantor, as the case may be, in a principal amount of at least <128>25,000,000 (or its equivalent in any other currency) so as to accelerate the due date for such Indebtedness and formal action being taken to obtain repayment of such Indebtedness; or a default by the Company, the Guarantor or a Material Subsidiary of the Guarantor with respect to the payment of principal of at least
     <128>25,000,000 (or its equivalent in any other currency, or with respect to payment of any guarantee or indemnity for such principal of at least
     <128>25,000,000 (or its equivalent in any other currency), in each case with respect to Indebtedness (other than the Securities or the Guarantees with respect to the Securities) of the Company, the Guarantor or a Material Subsidiary of the Guarantor, as the case may be, in each case subject to any applicable grace periods, and formal action being taken to enforce any of these obligations.

          (9) any other Events of Default established as contemplated by Section 301 with respect to Securities of that series.


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     (b) Upon becoming aware of any Event of Default, the Company or the
Guarantor, as the case may be, is required to deliver reasonably promptly to the Trustee a statement specifying such Event of Default.

Section 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the entire principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of such series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if:

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all overdue interest on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and


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          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

          Each of the Company and the Guarantor covenants that if:

          (1) default is made in the payment of any interest or payment of any additional interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof (and, solely in the case of technical or administrative difficulties only if the delay persists for a period of more than three Business Days);

the Company or the Guarantor will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all amounts due the Trustee under Section 607.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall reasonably deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.

     In case of the pendancy of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the


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Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized,

               (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities in accordance with the terms thereof and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

               (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

          and any custodian, receiver, assignee, trustee, liquidator, sequestrate or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders of Securities, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of


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such money on account of principal or any premium or interest, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 607;

          SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

          THIRD: To the payment of the balance, if any, to the Company.

Section 507. Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, the Securities or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series specifying such Event of Default and stating that such notice is a "Notice of Default" hereunder;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and

          (5) no direction inconsistent with such written request has been given to the Trustee during the 60-day period set forth in clause (4) above by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.


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Section 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest and to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 304, 305 and 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and, if such Security is convertible, to convert such Security in accordance with this Indenture and to institute suit for the enforcement of such right to convert and such rights shall not be impaired without the consent of such Holder.

Section 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and the Guarantor shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

Section 512. Control by Holders of Securities.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that


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          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed necessary by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not follow any such direction if doing so would in its reasonable discretion either involve it in personal liability or be unduly prejudicial to Holders of Securities not joining in such direction;

provided, further, that the Trustee shall have no obligation to make any determination with respect to any such conflict, personal liability or undue prejudice.

Section 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

          (1) in the payment of the principal of or any premium or interest on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected, or

          (3) in the conversion of any Security of such series of such Company.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs, including reasonable attorney's fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor, any suit instituted by the Trustee, any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series of the Company, or any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of any right to convert such Security pursuant to this Indenture.


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Section 515. Waiver of Stay or Extension Laws.

     The Company and the Guarantor each covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor each (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


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                                   ARTICLE SIX

                                   THE TRUSTEE

Section 601. Certain Duties and Responsibilities.

     The duties and responsibilities of the Trustee shall be as specifically set forth in this Indenture and the Trust Indenture Act and no implied covenants nor obligations shall be read into this Indenture against the Trustee, except as otherwise required by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.

     Within 90 days after the occurrence known to the Trustee of any default hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to such Securities, no such notice to such Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 603. Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it


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     desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of negligence or bad faith on its part, rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Company and the Guarantor, personally or by agent or attorney (and the Company and the Guarantor shall reimburse the Trustee for reasonable expenses in connection with such inquiry or investigation), provided that the Trustee shall not be entitled to such information which the Company or the Guarantor are prevented from disclosing as a matter of law or contract or which the Company or the Guarantor reasonably believes is commercially sensitive and immaterial to Holders;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be within the discretion, rights or powers conferred upon it by this Indenture;

          (i) the Trustee shall not be deemed to have notice of any default or Event of Default with respect to the Securities of any series unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default or Event of Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

          (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder;


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          (k) except with respect to Section 1001, the Trustee shall have no duty to inquire as to the performance of the Issuer or any Guarantor with respect to the covenants contained in Article Ten;

          (l) delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's or the Guarantor's compliance with any of their covenants under this Indenture (as to which the Trustee is entitled to rely exclusively on Officer's Certificates);

          (m) the Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture;

          (n) in the event the Trustee receives inconsistent or conflicting requests and indemnity from two or more groups of Holders of Securities of any series, each representing less than a majority in aggregate principal amount of the Securities of such series then outstanding, the Trustee, in its sole discretion, may determine what action, if any, will be taken;

          (o) except for information provided by the Trustee concerning the Trustee, the Trustee will have no responsibility for any information in any offering circular or other disclosure material distributed with respect to the Securities, and the Trustee will have no responsibility for compliance with any state or federal securities laws in connection with the Securities; and

          (p) the Trustee shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it will not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it will not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

Section 604. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605. May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of any of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company and the Guarantor with the same rights it would have


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                                                                    CONFIDENTIAL

if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606. Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed with and for the exclusive benefit of the Company or the Guarantor, as the case may be.

Section 607. Compensation and Reimbursement.

          The Company and the Guarantor agree:

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, or expense arising out of or in connection with the acceptance or administration of the trust or trusts hereunder and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense may be attributable to its negligence or bad faith.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Holders of Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal (and premium, if any) or interest on particular Securities.

     "Trustee" for purposes hereof includes any predecessor trustee, but the negligence or bad faith of any trustee shall not affect the rights of any other trustee hereunder.

     The obligations of the Company and the Guarantor under this Section shall be joint and several.

     The provisions of this Section shall survive the satisfaction and discharge of this Indenture.

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
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Section 608.       Conflicting Interests.

                  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall, as soon as practicable and in any event within 90 days after ascertaining that it has such conflicting interest, and if the Event of Default (as defined in Section 501 hereof) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. For this purpose the Trustee shall not be deemed to have a conflicting interest by reason of being Trustee for the Securities of more than one series under this Indenture.

Section 609.       Corporate Trustee Required; Eligibility.

                  There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series which may be a Trustee hereunder for Securities of one or more other series and shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by Federal or State authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.       Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

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                                                                    CONFIDENTIAL

                  (d)      If at any time:


                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company, the Guarantor or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, subject to the requirements of the Trust Indenture Act, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company by a Board Resolution shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner required by
Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section
106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

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Section 611.       Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to each of the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series of the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) and (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

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                                                                    CONFIDENTIAL

Section 612.       Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.       Preferential Collection of Claims Against Company.

                  If and when the Trustee shall be or become a creditor of the Company, the Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act, but only to the extent therein specified, regarding the collection of claims against the Company, the Guarantor or any such other obligor. For purposes of
Section 311(b)(4) and (6) of such Act:

                  (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                  (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company or the Guarantor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company or the Guarantor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

Section 614.       Appointment of Authenticating Agent.

                  The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial conversion or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation



                                      -77-
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                                                                    CONFIDENTIAL


organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than U.S.$50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                  An Authenticating Agent may resign at any time by giving at least 90 days prior written notice thereof to the Trustee, to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 109 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                  Unless otherwise agreed between the Company and the Trustee, the Company shall pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series and the Guarantees with respect thereto may each have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form, as applicable:

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                                                                    CONFIDENTIAL


                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                             The Bank of NewYork
                                             As Trustee


                                             By
                                                 ------------------------------
                                                    As Authenticating Agent


                                             By
                                                 ------------------------------
                                                    Authorized Signatory




                                      -79-
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                                                                    CONFIDENTIAL



                  If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company or the Guarantor wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company or the Guarantor in writing (which writing need not comply with Section 106 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by such issuer with respect of such series of Securities.


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                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company and Guarantor to Furnish Trustee Names and Addresses of Holders.


                  The Company and the Guarantor will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually, not more than 15 days after each Regular Record Date for any series of Securities at the time Outstanding (or after each of the dates to be specified for such purpose for non-interest bearing Securities as contemplated by Section 301), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.       Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of the Holders of Securities to communicate with other Holders of Securities with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, nor the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Securities made pursuant to the Trust Indenture Act.

Section 703.       Reports by Trustee.

                  (a) The Trustee shall transmit to Holders of Securities such reports, if any, dated as of May 15 of each year, concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 313(a) of the Trust Indenture Act and in the manner provided pursuant to Section 313(c) thereof. Reports shall be transmitted no later than 60 days following each May 15, commencing on May 15, 2004. The Trustee shall also transmit to Holders of Securities such



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                                                                    CONFIDENTIAL

reports, if any, as may be required pursuant to Section 313(b) of the Trust Indenture Act at the times and in the manner provided pursuant thereto and to
Section 313(c) thereof.

                  (b) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission, with the Company and with the Guarantor. The Company and the Guarantor will notify the Trustee reasonably promptly when any Securities are listed on any stock exchange.

Section 704.       Reports by Company and the Guarantor.

                  The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders of Securities, such information, documents and other reports, including financial information and statements and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

Section 705.      Calculation of Original Issue Discount.

                  The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount, if any, of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information, if any, relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.


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                                  ARTICLE EIGHT

                CONSOLIDATION, AMALGAMATION, MERGER, CONVEYANCE,
                         TRANSFER OR LEASE; SUBSTITUTION

Section 801.      Company or Guarantor May Consolidate, Etc., Only on
                  Certain Terms.

                  Neither the Company nor the Guarantor shall consolidate with or amalgamate with or merge into any other Person (including a statutory merger) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate or amalgamate with or merge into the Company or the Guarantor, as the case may be, (including a statutory merger) or permit any Person to convey, transfer or lease its properties and assets substantially as an entirety to the Company or the Guarantor, as the case may be, and neither the Company nor the Guarantor shall transfer over obligations to the Guarantor or any Subsidiary of the Guarantor, unless:

                  (1) in case the Company or the Guarantor, as the case may be, shall consolidate or amalgamate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation amalgamation or merger or into which the Company or the Guarantor, as the case may be, is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety (A) shall be a Person organized and validly existing under the laws of the jurisdiction of its organization, and, in the case of the Guarantor, such Person shall be organized under the laws of a country that either as of the date of this Indenture or at the time such consolidation, amalgamation, merger, or conveyance, transfer or lease of assets takes place is either a member of the European Union or a full member of the Organization for Economic Co-operation and Development, and (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, in the case of the Company, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1007 hereof or otherwise, as applicable, and/or Special Interest, if any) on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, and, in the case of the Guarantor, the due and punctual performance of the Guarantees and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) immediately prior to and immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or the Guarantor, as the case may be, or any of their respective Subsidiaries as a result of such transaction as having been incurred by the Company or the Guarantor, as the case may be, or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of such transaction, properties or assets of the Issuer, the Guarantor or a Material Subsidiary of the Guarantor would become subject to a lien, pledge, mortgage, charge or other security which would not be permitted under this

         Indenture, unless the Company, the Guarantor or the successor Person to the Company or the Guarantor, as the case may be, takes such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.       Substitution of the Company on Certain Terms.

                  The Guarantor or any Subsidiary of the Guarantor may assume the obligations of the Company under any of the Securities, in whole or in part, and the Company shall, with respect to such Securities, be relieved of all its obligations and covenants under this Indenture and the Securities, provided that:

                  (1) the Guarantor or such Subsidiary shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately prior to and immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company or any of its Subsidiaries as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such substitution of the Company and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  If the Guarantor assumes the obligations of the Company in respect of any Securities and under this Indenture to the extent relating to such Securities, in whole (but not in part), the Guarantee of the Guarantor with respect to such Securities shall terminate without any requirement that any action be taken by the Company, the Guarantor or the Trustee.

Section 803.       Successor Corporation Substituted.

                  (a) Upon any consolidation or amalgamation by the Company or the Guarantor, as the case may be, with or merger by the Company or the Guarantor, as the case may be, into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety in accordance with



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Section 801, the successor corporation formed by such consolidation or amalgamation or into which the Company or the Guarantor, as the case may be, is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor corporation had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantee, as the case may be.

                  Upon any assumption pursuant to Section 802 by the Guarantor or any Subsidiary of the Guarantor of obligations of the Company, the Guarantor or such Subsidiary, as the case may be, shall, to the extent of such assumption, succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such Subsidiary, as the case may be, had been named herein as the Company, and thereafter the Company shall be relieved of all obligations and covenants under this Indenture and the Securities, in each case to the extent of such assumption.




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                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 901.       Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders of Securities, the Company and the Guarantor, when authorized by or pursuant to a Board Resolution of each of the Company and the Guarantor, respectively, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person, including as substitute obligor, to the Company and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or the Guarantees; or

                  (2) to add to the covenants of the Company or of the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

                  (4) to add any additional present, future or contingent payment obligation of the Guarantor under the Guarantees or any future guarantee for the benefit of the Holders of all or any series of Securities (and if such additional payment obligations are to be for the benefit of less than all series of Securities, stating that such additional payment obligations are expressly being included solely for the benefit of such series); or

                  (5) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (6) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (7) to establish the form or terms of Securities of any series or the form of the Guarantee, each as permitted by Sections 201 and 301; or

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                                                                    CONFIDENTIAL

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to reduce the conversion price of the Securities of any series other than pursuant to this Indenture; or

                  (10) (i) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to amend, supplement or make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

Section 902.       Supplemental Indentures with Consent of Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company or the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on any Security, or reduce the principal amount thereof or the rate of interest thereon or premium, if any, payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or the currency in which, or the place at which, any Security or any premium or interest thereon is payable, or modify or affect in any manner adverse to the interests of the Holders of Securities of any series the conversion rights of such Securities, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or of any such right of conversion, or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) change any obligation of the Company or the Guarantor to maintain an office or agency in the places and for the purposes specified in Section 1002, or

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                  (4) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder of a Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

                  (5) change in any manner adverse to the interests of the Holders of Securities the terms and conditions of the obligations of the Company or the Guarantor in respect of the due and prompt payment of the principal thereof (and premium, if any) and interest thereon or any sinking fund payments provided in respect thereof.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.       Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.       Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.

Section 905.       Conformity with Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


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Section 906.      Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company with the text of the Guarantees endorsed thereon and such securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


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                                   ARTICLE TEN

                                    COVENANTS

Section 1001.      Payment of Principal, Premium and Interest.

                  The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.      Maintenance of Office or Agency.

                  The Company and the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Company or the Guarantor, as the case may be, in respect of the Securities of that series and this Indenture may be served.

                  The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive all respective presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  The Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment under the Guarantee and where notices and demands to or upon the Guarantor in respect of the Guarantee of the Securities of that series and this Indenture may be served.

                  The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for such


                                      -90-
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purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Upon the issuance of any series of Securities under this Indenture, the Company shall enter into an appropriate agency agreement with any Paying Agent and shall notify the Trustee of the name and address of any such agent.

Section 1003.      Money for Securities Payments to Be Held in Trust.

                  If the Company or the Guarantor shall at any time act as Paying Agent with respect to any series of Securities, they will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Order, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee



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or such Paying Agent with respect to such trust money, and all liability of the
Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

Section 1004.      Negative Pledge.

                  As long as any Security is outstanding, each of the Company, the Guarantor and each Material Subsidiary of the Guarantor undertakes not to create any lien, pledge, mortgage, charge or other security over any or all of its present or future assets or revenues as security for any Relevant Indebtedness issued by any of them, or over any guarantee made by any of them of any Relevant Indebtedness issued by others, unless equivalent security is at the same time given to the Holders of the Securities.

Section 1005.      Statement by Officers as to Default.

                  The Company and the Guarantor will each deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officer's Certificate (which need not comply with Section 105), stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1006.      Existence.

                  Subject to Article Eight, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existences.

Section 1007.      Additional Amounts

                  Unless otherwise specified in any Officer's Certificate of the Company setting forth the terms of Securities of a series in accordance with
Section 301, if any deduction or withholding for any present or future taxes, assessments or other governmental charges of The Netherlands, The Hellenic Republic or, if applicable, any other jurisdiction, (including any political subdivision or taxing authority thereof or therein) in which either the Company or the Guarantor is incorporated shall at any time be required by such jurisdictions (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Company or the Guarantor relating to principal of or interest on a Security of any series or the Guarantees thereon, the Company or the Guarantor, as the case may be, will pay as additional interest to the Holder of such Security such additional amounts, as may be necessary in order that the net amounts paid to such Holder pursuant to the terms of the Security or the Guarantees, after such deduction or withholding, shall be not less than such additional amounts as such Holder

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would otherwise be entitled to receive; provided, however, that such additional amounts shall be payable only to Holders (a) that are not resident in The Netherlands for purposes of its tax, (b) that are not resident in The Hellenic Republic for purposes of its tax and do not have a Greek Tax Registration Number
(AFM), and (c) if applicable, that are not resident for tax purposes and are not registered with the tax authorities in any other applicable jurisdiction (or any such political subdivision or taxing authority thereof or therein) in which the Company or the Guarantor or any successor thereto may be incorporated; and provided, further, that neither the Company nor the Guarantor shall be required to make any payment of additional amounts for or on account of:

                  (1) any tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the applicable jurisdiction, or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or there having been present or engaged in trade or business therein or having or having had a permanent establishment therein,

                  (2) any estate, inheritance, gift, sales, transfer, stamp, personal property or similar tax, assessment or other governmental charge,

                  (3) any tax, assessment or other governmental charge which is payable other than by withholding from payments of (or in respect of) principal of, premium, if any or any interest on, the Securities,

                  (4) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal, premium, if any, or any interest on, any Security, if such payment can be made without such withholding by any other Paying Agent,

                  (5) any tax, assessment or other governmental charge which would not have been imposed or withheld if such Holder had made a timely and accurate declaration of non-residence or other similar claim for exemption or present any applicable form or certificate, upon the making or presentation of which that Holder would either have been able to avoid such tax, assessment or charge or to obtain a refund of such tax, assessment or charge, including certification or documentation to the effect that such Holder or beneficial owner is not a resident and lacks other connections with the applicable jurisdiction, as the case may be, or had made any other declaration or satisfied any other information requirements required to avoid such tax assessment or other governmental charge,

                  (6) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later,

                  (7) any payment under or with respect to a Security to any Holder that is a fiduciary or partnership or any person other than the sole beneficial owner of such payment or Security, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such partnership or the beneficial owner of such payment or Security would not have been



                                      -93-
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entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the actual Holder of such Security,

                  (8) any withholding tax required to be deducted by the Company or the Guarantor from any amounts to be paid by Company or the Guarantor under the Securities or the Guarantees, as the case may be, pursuant to the European Union Directive on the taxation of savings implementing the conclusions of the European Council of Economic and Finance Ministers ("ECOFIN") meeting on June 3, 2003, or any law implementing or complying with, or introduced in order to conform to, such Directive, or

                  (9) any combination of the items (1), (2), (3), (4), (5), (6),
(7) and (8) above.

                  If applicable to the relevant series of Securities, the foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company or the Guarantor is organized, or any political subdivision or taxing authority thereof or therein; provided, further, however, that such payment of additional amounts may be subject to such further exceptions as may be established in the terms of such Securities or Guarantees.

                  If the terms of the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officer's Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders, specify by country any additional amounts payable and the Issuer or the Guarantor, as the case may be, will pay to the Trustee or such Paying Agent or Paying Agents the additional amounts required by this Section. Each of the Company and the Guarantor covenant to indemnify each of the Trustee and any Paying Agent for, and to hold each of them harmless against, any loss, liability or expense reasonably and properly on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section, except to the extent that any such loss, liability or expense is due to its own negligence or bad faith.

Section 1008.      Waiver of Certain Covenants.

                  The Company and the Guarantor may omit in any particular instance to comply with any term, provision or condition set forth in any covenant set forth in any indenture supplemental to this Indenture or otherwise established pursuant to Section 301 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such



                                      -94-
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term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.



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                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.     Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.     Election to Redeem; Notice to Trustee.

                  The election of the Company or the Guarantor to redeem any Securities of any series or issuance shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. In case of any redemption at the election of the Company of all or less than all the Securities of any series (including any such redemption affecting only a single Security), the Company or the Guarantor, as the case may be, shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (b) pursuant to an election of the Company or the Guarantor which is subject to a condition specified in the terms of such Securities or elsewhere in the Indenture, the Company or the Guarantor, as the case may be, shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

Section 1103.     Selection by Trustee of Securities to Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected less than 61 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of Securities of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination which shall not be less than the minimum authorized denomination for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected less than 61 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence, and the Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amounts thereof to be redeemed.

                  The provisions of the preceding paragraph shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal


                                      -96-
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amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.     Notice of Redemption.

                  Notice of redemption shall be given in the manner provided in
Section 109 to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

                  All notices of redemption shall state:

                  (1)   the Redemption Date,

                  (2) the Redemption Price, or, if not then ascertainable, the manner of calculation thereof,

                  (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed and if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

                  (4) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

                  (6) that the redemption is for a sinking fund, if such is the case, and

                  (7) the current conversion price and the date on which the right to convert such Securities or portions thereof will expire.

                  (8) the CUSIP or ISIN or Common Code number or numbers, if any, with respect to such Securities assigned to such Securities; provided, however, that such notice may state that no representation is made as to the correctness of CUSIP or ISIN or Common Code numbers, in which case none of the Company, the Guarantor, the Trustee or any agent of the Company, the Guarantor or the Trustee shall have any liability in respect of the use of any CUSIP or ISIN or Common Code number or numbers on such notices, and the redemption of such Securities shall not be affected by any defect in or omission of such numbers, and


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                  (9)   such other matters as the Company or the Guarantor, as
          the case may be, shall deem desirable or appropriate.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1105.     Deposit of Redemption Price.

                  Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed (other than those theretofore surrendered for conversion) on that date.

Section 1106.     Securities Payable on Redemption Date.

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 301, instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.     Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, that if a Global Security is so surrendered, such new Security so issued shall be a new Global Security in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.



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Section 1108.     Optional Redemption Due to Changes in Tax Treatment

                  The Company or the Guarantor may redeem any Securities contained in one or more particular series, in whole but not in part, at any time (except in the case of Securities that have a variable rate of interest, which may be redeemed on any Interest Payment Date), at a Redemption Price equal to the principal amount plus accrued interest, if any, to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities), if:

                  (1) either the Company or the Guarantor determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the jurisdiction (or of any political subdivision or taxing authority of or in any such jurisdiction) in which the Company or the Guarantor is incorporated (or, in the case of a successor Person to the Company or Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein), or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the official application or interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction (or such other political subdivision or taxing authority) is a party, which change, execution or amendment becomes effective on or after the date specified for the relevant series of Securities (or, in the case of a successor Person to the Company or the Guarantor, the date on which such successor Person became such pursuant to Section 801 and 803, or in the case of any assumption by the Guarantor or its Subsidiary of obligations of the Company under section 801, the date of such assumption),

                  (a) either the Company or the Guarantor or such successor Person would be required to pay additional amounts, as described in
          Section 1007 and Section 1301, with respect to such series of Securities or the related Guarantees, as applicable, on the next succeeding Interest Payment Date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, as the case may be,

                  (b) tax has been or would be required to be deducted or withheld with respect to interest income received or receivable by the Company directly from the Guarantor or any of its Affiliates, or the interest payable by the Company under the Securities of such series cannot be settled against interest income received or receivable by the Company directly from the Guarantor or any of its Affiliates and such withholding tax or corporate income tax obligation cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, or

                  (2) either the Company or the Guarantor determine that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction, in the jurisdiction (or any political subdivision or taxing authority of or in any such jurisdiction) in which the Company or the Guarantor is incorporated (or, in the case of a successor Person to the Company or the Guarantor, of the jurisdiction in which such successor Person is organized or any political subdivision or taxing authority thereof or therein) (whether or not such action was taken or brought with respect to the Company or the Guarantor or such successor Person), which action is taken or brought on or after the date specified in the Securities of such series (or, in the



                                      -99-
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          case of a successor Person to the Company or the Guarantor, the date on which such successor Person became such pursuant to Section 801 and 803, or in the case of any assumption by the Guarantor or its Subsidiary of obligations of the Company under section 801, the date of such assumption), there is a substantial probability that the circumstances described in the previous paragraphs would exist, provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company or the Guarantor or such successor Person would be obligated to pay such additional amounts. The Company or the Guarantor or such successor Person as the case may be, will also pay to each Holder, or make available for payment to each such Holder, on the redemption date any additional amounts resulting from the payment of such redemption price.

                  Following a consolidation, amalgamation, merger, conveyance, transfer or lease of assets as described under Section 801 or any similar transaction, that is entered into by the Guarantor involving a Person that assumes the Guarantor's obligations under the Guarantees or, if applicable, that guarantees the Company's obligations under the Securities, that Person may be required to pay additional amounts, as described under Section 1007, in which case, the Company, the Guarantor or such Person, may redeem the Securities of the relevant series, in whole but not in part, at any time (except in the case of Securities that have a variable interest, which may be redeemed on any Interest Payment Date), at a Redemption Price equal to the principal amount plus accrued interest, if any, to the date fixed for redemption (except in the case of Outstanding Original Issue Discount Securities which may be redeemed at the Redemption Price specified by the terms of such series of Securities), even if additional amounts became payable immediately upon completion of the consolidation, amalgamation, merger, conveyance, transfer or lease of assets as described under Section 801 or any similar transaction, including in connection with an internal corporate reorganization, that is entered into by the Guarantor. Neither the Company nor the Guarantor nor any other Person will have any obligation under this Indenture to seek to avoid the obligation to pay additional amounts in that situation.

                  Prior to the publication of any notice of redemption pursuant to this provision, the Company or the Guarantor or any successor Person, as the case may be, shall deliver to the Trustee an Officer's Certificate, stating that the Company or the Guarantor or such successor Person, as the case may be, is entitled to effect a redemption as described above and setting forth in reasonable detail a statement of facts showing that the conditions precedent of the right so to redeem have occurred. Such notice, once delivered to the Trustee, will be irrevocable.




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                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 1201.     Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of such Securities.

Section 1202.     Satisfaction of Sinking Fund Payments with Securities.

                  The Company or the Guarantor, as the case may be, (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company or the Guarantor, as the case may be, pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such Securities; provided that the Securities to be credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.     Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any Securities, the Company or the Guarantor, as the case may be, will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 50 days prior to each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company or the Guarantor, as the case may be, in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

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                                ARTICLE THIRTEEN


Section 1301.     Guarantee.

                  For value received, the Guarantor hereby fully, unconditionally and irrevocably guarantees to the Holder of a Security of each series authenticated and delivered by the Trustee, for value received in connection with such Security, and to the Trustee on behalf of each such Holder, the due and punctual payment of the principal of, premium, if any, and any interest on such Security, and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable (subject to any period of grace provided with respect thereto), whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, according to the terms of such Security and of the Indenture. In case of the failure of the Company punctually to make any such payment of principal, premium, interest, or sinking fund payment, if any, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

                  If any deduction or withholding for any present or future taxes, assessments or other governmental charges of The Hellenic Republic, The Netherlands or, if applicable, any other jurisdiction, (including any political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated shall at any time be required by such jurisdictions (or any such political subdivision or taxing authority thereof or therein) in respect of any amounts to be paid by the Guarantor relating to principal of or interest on this Guarantee, the Guarantor will pay as additional interest to the Holder of this Security such additional amounts, as may be necessary in order that the net amounts paid to such Holder pursuant to the terms of this Guarantee, after such deduction or withholding, shall be not less than such amounts as such Holder would otherwise be entitled to receive; provided, however, that such amounts shall be payable only to Holders that (a) are not resident in The Hellenic Republic for purposes of its tax and that do not have a Greek Tax Registration Number (AFM) and (b) hat are not resident in The Netherlands for the purposes of its tax, and (c) if applicable, that are not resident for tax purposes and are not registered with the tax authorities in any other applicable jurisdiction (political subdivision or taxing authority thereof or therein) in which the Guarantor is incorporated; and provided, further, that the Guarantor shall not be required to make any payment of additional amounts for or on account of:

                  (1) any tax, assessment or other governmental charge which would not have been imposed but for the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and the applicable jurisdiction, or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or there having been present or engaged in trade or business therein or having or having had a permanent establishment therein,

                  (2) any estate, inheritance, gift, sales, transfer, stamp, personal property or similar tax, assessment or other governmental charge,

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                  (3) any tax, assessment or other governmental charge which is payable other than by withholding from payments of (or in respect of) principal of, premium, if any or any interest on, this Security,

                  (4) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal, premium, if any, or any interest on, this Security, if such payment can be made without such withholding by any other Paying Agent,

                  (5) any tax, assessment or other governmental charge which would not have been imposed or withheld if such Holder had made a timely and accurate declaration of non-residence or other similar claim for exemption or present any applicable form or certificate, upon the making or presentation of which that Holder would either have been able to avoid such tax, assessment or charge or to obtain a refund of such tax, assessment or charge, including certification or documentation to the effect that such Holder or beneficial owner is not a resident and lacks other connections with the applicable jurisdiction, as the case may be, or had made any other declaration or satisfied any other information requirements required to avoid such tax assessment or other governmental charge,

                  (6) any tax, assessment or other governmental charge which would not have been imposed but for the presentation of this Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later,

                  (7) any payment under or with respect to this Security to any Holder that is a fiduciary or partnership or any person other than the sole beneficial owner of such payment or this Security, to the extent that a beneficiary or settlor with respect to such fiduciary, a member of such partnership or the beneficial owner of such payment or this Security would not have been entitled to the additional amounts had such beneficiary, settlor, member of beneficial owner been the actual Holder of such Security,

                  (8) any withholding tax required to be deducted by the Company or the Guarantor from any amounts to be paid by Company or the Guarantor under the Securities or the Guarantees, as the case may be, pursuant to the European Union Directive on the taxation of savings implementing the conclusions of the European Council of Economic and Finance Ministers ("ECOFIN") meeting on June 3, 2003, or any law implementing or complying with, or introduced in order to conform to, such Directive, or

                  (9) any combination of the items (1), (2), (3), (4), (5), (6),
(7) and (8) above.

                  If applicable to the relevant series of Securities, the foregoing provisions shall apply mutatis mutandis to any withholding or deduction for or on account of any present or future taxes, assessments or governmental charges of whatever nature of any jurisdiction in which any successor Person to the Company is organized, or any political subdivision or taxing authority thereof or therein.

                  The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute, full unconditional and irrevocable, and without limiting the generality of the foregoing, shall be unaffected by, any invalidity, irregularity or unenforceability of any Security or this Indenture, any failure to enforce the

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provisions of any Security or this Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of any Security of any series or the Trustee or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of any Security, or increase the interest rate thereon, or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect to any sinking fund required under any Security and all demands whatsoever, and covenants that the Guarantee will not be discharged except by payment in full of the principal of, interest on, and premium, if any, of such Security. This guarantee shall constitute a guarantee of payment and not of collection.

                  The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of the Guarantee, provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, interest on, and premium, if any, of all Securities of the same series issued under such Indenture shall have been paid in full.

                  No reference herein to such Indenture and no provision of the Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, interest on, and premium, if any, with respect to, the Security upon which the Guarantee is endorsed and other times, places and rate, and in the cash or currency, prescribed therein.

                  The Guarantee shall not be valid or obligatory for any purpose in respect of any Security until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

                  All terms used in the Guarantee which are defined in this Indenture shall have the meanings assigned to them in the Indenture.

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                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1401.     Company's Option to Effect Defeasance or Covenant Defeasance.

                  The Company or the Guarantor may elect, at their respective options at any time, to have Section 1402 or Section 1403 applied to any Securities or any series of Securities or designated pursuant to Section 301 as being defeasible pursuant to such Section 1402 or 1403, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution of the Company or the Guarantor, as the case may be, or in another manner specified as contemplated by Section 301 for such Securities.

Section 1402.     Defeasance and Discharge.

                  Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, the Company and the Guarantor shall be deemed to have been discharged from their obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all their other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's and the Guarantor's obligations with respect to such Securities respectively under Sections 304, 305, 306, 307, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company or the Guarantor may exercise their options (if any) to have this Section applied to any Securities notwithstanding the prior exercise of their respective options (if any) to have Section 1403 applied to such Securities.

Section 1403.     Covenant Defeasance.

                  Upon the Company's or the Guarantor's exercise of their respective options (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company and the Guarantor shall be released from any covenants provided pursuant to Section 301, 801, 901 or 1004 for the benefit of the Holders of such Securities, and (2) the occurrence of any event specified in Sections 501(4) (with respect to any such covenants provided pursuant to Section 301, 801, 901 or 1004), 501(5), 501(6) and 501(7) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or

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indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1404.     Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to the application of
Section 1402 or Section 1403 to any Securities or any series of Securities, as the case may be:

                  (1) The Company or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to
          it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States for the payment of which the full faith and credit of the United States is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case (i) or
          (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a) (2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principle or interest evidenced by such depositary receipt.

                  (2) In the event of any election to have Section 1402 apply to any Securities or any series of Securities, as the case may be, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel stating that (A) pursuant to a ruling issued to the Company or the Guarantor, as the case may be, or published by the Internal Revenue Service or (B) under a change in applicable U.S. Federal income tax law, the Holders of such Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

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                  (3) In the event of an election to have Section 1403 apply to any Securities or any series of Securities the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) No event which is, or after notice or lapse of time both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5), 501(6) and 501(7), at any time on or prior to the day which is six months after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such day which is six months after the date of such deposit).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) The Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1405. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

                  Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for the purposes of this Section and Section 1406, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1404 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any

                                                                    CONFIDENTIAL


such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                  The Company or the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404, or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                  Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

Section 1406.     Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order of judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and the Guarantor have been discharged or released pursuant to Section 1402 or 1403 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities in accordance with this Article; provided, however, that if the Company or the Guarantor make any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company or the Guarantor shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                    * * * * *

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                                                    CONFIDENTIAL


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed on their respective behalves, all as of the day and year first above written.

                            COCA-COLA HBC FINANCE B.V.


                            By: /s/ Jan Gustavsson
                                -----------------------------
                                Name:  Jan Gustavsson
                                Title: Company Secretary


                            COCA-COLA HELLENIC BOTTLING
                            COMPANY S.A.

                            By: /s/ Jan Gustavsson
                                -----------------------------
                                Name:  Jan Gustavsson
                                Title: Company Secretary and General Counsel

                            THE BANK OF NEW YORK
                                as Trustee

                            By: /s/ Allison Mitchell
                                -----------------------------
                                Name: Allison Mitchell

                                                                    CONFIDENTIAL


                                    EXHIBIT A

                         FORM OF CERTIFICATE OF TRANSFER

Coca-Cola HBC Finance B.V.
Herengracht 556
1017CG Amsterdam
The Netherlands

Coca-Cola Hellenic Bottling Company S.A.
9 Fragoklissias Street
151 25 Maroussi
Athens
Greece

The Bank of New York
One Canada Square,
London E14 5AL,
United Kingdom



     Re: -% Notes due 2- (the "Securities")

     Reference is hereby made to the Indenture, dated as of September 17, 2003 (the "Indenture"), between Coca-Cola HBC Finance B.V., as issuer (the "Company"), Coca-Cola Hellenic Bottling Company S.A., as guarantor (the "Guarantor") and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     ___________________, (the "Transferor") owns and proposes to transfer the Security[ies] or beneficial interest in such Security[ies] specified in Annex A hereto, in the principal amount of [Insert Applicable Currency]___________ (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

     1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL SECURITY OR A CERTIFICATED SECURITY PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Security and/or the Certificated Security and in the Indenture and the Securities Act.

                                                                    CONFIDENTIAL


     2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S GLOBAL SECURITY OR A CERTIFICATED SECURITY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the 40-day "Distribution Compliance Period" under Regulation S, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than a "Distributor" as defined in Rule 902 of Regulation
S). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Certificated Security and in the Indenture and the Securities Act.

     3. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY OR OF AN UNRESTRICTED CERTIFICATED SECURITY.

     (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.

     (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Certificated Securities and in the Indenture.

     (c) [ ] CHECK IF TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. The Transfer is being effected in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

     (d) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions

                                                                    CONFIDENTIAL

contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Certificated Securities and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Guarantor.

     Capitalized terms not otherwise defined in this certificate shall have the meaning assigned to them in the Indenture.


                                    --------------------------------------------
                                           [Insert Name of Transferor]

                                 By:
                                    --------------------------------------------
                                    Name:
                                   Title:

Dated:
      -----------------------------------

                                                                    CONFIDENTIAL

                       ANNEX A TO CERTIFICATE OF TRANSFER

     1.   The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

          (a)  [ ] a beneficial interest in the:

               (i)  [ ] Rule 144A Global Security (CUSIP _________), or

               (ii) [ ] Regulation S Global Security (CUSIP _________)

          (b)  [ ] a Restricted Certificated Security.

     2.   After the Transfer the Transferee will hold:

                                   [CHECK ONE]

          (a)  [ ] a beneficial interest in the:

               (i)   [ ] Rule 144A Global Security (CUSIP _________), or

               (ii)  [ ] Regulation S Global Security (CUSIP _________), or

               (iii) [ ] Unrestricted Global Security (CUSIP _________); or

          (b)  [ ] a Restricted Certificated Security; or

          (c)  [ ] an Unrestricted Certificated Security,

in accordance with the terms of the Indenture.

                                                                    CONFIDENTIAL

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF EXCHANGE

Coca-Cola HBC Finance B.V.
Herengracht 556
1017CG Amsterdam
The Netherlands

Coca-Cola Hellenic Bottling Company S.A.
9 Fragoklissias Street
151 25 Maroussi
Athens
Greece

The Bank of New York
One Canada Square,
London E14 5AL,
United Kingdom


     Re: -% Notes due 2- (the "Securities")

     Reference is hereby made to the Indenture, dated as of September 17, 2003 (the "Indenture"), between Coca-Cola HBC Finance B.V., as issuer (the "Company"), Coca-Cola Hellenic Bottling Company S.A., as guarantor (the "Guarantor"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     __________________________, (the "Owner") owns and proposes to exchange the Security[ies] or beneficial interest in such Security[ies] specified herein, in the principal amount of [Insert applicable currency] (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

     1. EXCHANGE OF RESTRICTED CERTIFICATED SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED CERTIFICATED SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY

     (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                                                                    CONFIDENTIAL

     (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO UNRESTRICTED CERTIFICATED SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Certificated Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner's Exchange of a Restricted Certificated Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED SECURITY TO UNRESTRICTED CERTIFICATED SECURITY. In connection with the Owner's Exchange of a Restricted Certificated Security for an Unrestricted Certificated Security, the Owner hereby certifies (i) the Unrestricted Certificated Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

     2. EXCHANGE OF RESTRICTED CERTIFICATED SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES FOR RESTRICTED CERTIFICATED SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES

     (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO RESTRICTED CERTIFICATED SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a Restricted Certificated Security with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Security is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Security issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Security and in the Indenture and the Securities Act.

                                                                    CONFIDENTIAL

     (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's Restricted Certificated Security for a beneficial interest in the [CHECK ONE] [ ] 144A Global Security, [ ] Regulation S Global Security, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

     Capitalized terms not defined otherwise in this certificate shall have the meaning assigned to them in the Indenture.


                                    --------------------------------------------
                                               [Insert Name of Owner]

                                 By:
                                    --------------------------------------------
                                    Name:
                                   Title:

Dated:
      -----------------------------------